SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2)       Aggregate number of securities to which transaction applies:

       3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)       Proposed maximum aggregate value of transaction:

       5)       Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Shareholder:

     As most of you are already aware, Albert P. "Skip" Viragh, Jr. died of cancer in December, 2003. Mr. Viragh was the founder and controlling shareholder of Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds. Upon Mr. Viragh's death, ownership of Mr. Viragh's interest in the Advisor transferred to certain beneficiaries of his estate. This transaction resulted in a change of control at the Advisor, which in turn caused the termination of each of the investment advisory agreements between the Advisor and each of the Rydex funds.

     As a result, a Special Meeting of Shareholders (the "Meeting") of each of the funds of the Rydex family of mutual funds, including the Rydex Series Funds and Rydex Dynamic Funds (each a "Trust," and collectively, the "Trusts"), has been scheduled for Friday, April 30, 2004. Since you are a shareholder of record of one or more series of the Trusts (the "Funds") as of the close of business on March 2, 2004 you are entitled to vote at the Shareholder Meeting.

     At the Meeting, you are being asked to approve new advisory agreements with the Advisor under substantially the same terms as the previous advisory agreements. No fee increase will result from approving the new advisory agreements. In addition, you are being asked to approve the election of trustees to the Board of Trustees of each Trust, as well as several other items of business to certain Funds of the Trusts as further described in the attached proxy statement.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. The current Board of Trustees has unanimously approved each of the proposals and recommends a vote "For" each.

     While you are, of course, welcome to join us at the meeting, it is not necessary. As a convenience we have created several options by which to vote your shares:

    o The Internet: Follow the instructions located on your proxy card and make sure it is available at the time you plan to vote

    o Touch-Tone Phone: The phone number is located on your proxy card and be sure you have your control number on the card at the time of the call.

    o By Mail: Simply execute your card and enclose it in the postage paid envelope found in this proxy package.

                        EVERY VOTE IS IMPORTANT NO MATTER
                             HOW MANY SHARES YOU OWN

     The Funds have engaged the services of Investor Connect(TM), a professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches and you have not yet voted, Investor Connect(TM) may contact you to remind you to vote your shares in order to be represented at the Meeting. If you should have any questions about the proxy statement or the execution of your vote, please contact Investor Connect(TM) at 800-870-0089. They will be happy to assist you.

     We appreciate your time and consideration.

                                   Sincerely,


                                  Carl G. Verboncoeur
                                  President, Rydex Series Funds and
                                  Rydex Dynamic Funds

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

     We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.


                              QUESTIONS AND ANSWERS


Q.  Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and a proxy card -- because you have the right to vote on these important proposals concerning your investment in the Funds. The majority of these proposals relate to actions that need to be taken in response to the recent death of Albert P. "Skip" Viragh, Jr., the founder and controlling shareholder of Rydex Investments (the "Advisor") the investment adviser to the Rydex Funds.


Q.  Why am I being asked to vote on new advisory agreements?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, requires an investment advisory agreement between an investment adviser and a fund to terminate whenever there is a change in control of the investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the fund.

    The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, there was a change of control of the Viragh Family Trust. This change of control of the Viragh Family Trust resulted in a change of control of the Advisor, which in turn resulted in the termination of each of the investment advisory agreements between the Advisor and the Trusts (each, an "Old Agreement").

    On February 13, 2004, the Board approved a new advisory agreement for each Trust (each, a "New Agreement") under which, subject to its approval by each Fund's shareholders, the Advisor will continue serve as investment adviser to each Fund. The Advisor's fee rates for its services to the Funds under each New Agreement is the same as its fee rates under the corresponding Old Agreement. The other terms of the New Agreements are similar to those of the Old Agreements.


Q.  How does the change in control of the Advisor affect me?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the Funds remain unchanged. The current management of the

    Advisor has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to each Fund as a result of the change in ownership.


Q.  Who has been managing the Funds since the termination of the Old Agreements?

A. During the period between the termination of the Old Agreements and the approval of the New Agreements by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Funds pursuant to interim agreements between the Advisor and each Trust that were approved by the Board at a special meeting it held shortly after Mr. Viragh's death (each an "Interim Agreement" and collectively, the "Interim Agreements"). Each Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to its corresponding Old Agreement, except for the time periods covered by the agreements. With respect to each Fund, the New Agreement will replace the Interim Agreement upon approval by shareholders.


Q.  What happens if the New Agreements are not approved?

A. If the shareholders of one or more Funds do not approve a New Agreement with the Advisor, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.


Q.  What is happening to the Trusts' Board of Trustees?

A. The Trusts are seeking to add Carl G. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to the Board of Trustees (the "Board") of each Trust to fill the vacancy created by Mr. Viragh's death. Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment by the Advisor. In addition to Mr. Verboncoeur, the current members of the Board additionally have been proposed for reelection to the Board (together with Mr. Verboncoeur, the "Proposed Trustees"). With the exception of Mr. Verboncoeur, each of the Proposed Trustees would be considered an "Independent Trustee" of the Trust.


Q.  Why am I being asked to vote on the election of the Proposed Trustees?

A. Appointments to the Board generally are made by existing Trustees. However, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by shareholders. Because two of the five current members of the Rydex Series Funds' Board have not been elected by shareholders, the Board could not appoint Mr. Verboncoeur to the Rydex Series Funds' Board. Since a shareholder vote is required to elect

    Mr. Verboncoeur to the Rydex Series Funds' Board, the Board has proposed that shareholders elect all of the Proposed Trustees. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to appoint additional trustees in the future, without the costs and delays associated with holding a special shareholders' meeting to do so.


Q. What are the other Proposals?

A. The Board is recommending that shareholders approve proposals to change the investment objective of certain series of the Funds from a fundamental policy to a non-fundamental policy. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. Non-fundamental policies may be changed by a vote of a majority of the Board, and do not require shareholder approval. Currently, the investment objective of each of the Rydex Series Funds' Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, OTC Fund, U.S. Government Bond Fund, Juno Fund and Juno Master Fund, including the benchmarks of the Nova Fund, Nova Master Fund, Ursa Fund and Ursa Master Fund, are fundamental. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to change these Funds investment objectives (or benchmarks) in the future, without the costs and delays associated with holding a special shareholders' meeting to do so.


Q.  How will this change regarding the investment objective affect these Funds?


A. There is no current intention by the Board to change the investment objective or benchmark of any of these Funds. Each Fund will continue to be managed in accordance with the Trust's prospectus as filed with the Securities and Exchange Commission and as amended from time to time.


Q.  How do the current Trustees suggest that I vote?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see "Board Recommendations" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.


Q.  Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.  I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the meeting. If this happens, the Funds will need to solicit votes again.


Q.  How do I place my vote?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.


Q.  Whom do I call if I have questions?

A. We will be happy to answer your questions about this proxy solicitation. Please call Investor Connect(TM) at 1-800-870-0089 between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.


                   PROMPT EXECUTION AND RETURN OF THE ENCLOSED
                   PROXY CARD IS REQUESTED. A SELF-ADDRESSED,
            POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
                  ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER
                THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO
                          VOTE BY ONE OF THOSE METHODS.

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS


                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                      TO BE HELD ON FRIDAY, APRIL 30, 2004

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Rydex Series Funds' Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, U.S. Government Bond, Juno, Juno Master, Large-Cap Europe, Large-Cap Japan, Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Retailing, Technology, Telecommunications, Transportation, Utilities, Sector Rotation, Core Equity and U.S. Government Money Market Funds (each a "Series Fund" and collectively, the "Series Funds") and the Rydex Dynamic Funds' Titan 500, Titan 500 Master, Tempest 500, Tempest 500 Master, Velocity 100, Velocity 100 Master, Venture 100 and Venture 100 Master Funds (each a "Dynamic Fund" and collectively, the "Dynamic Funds") (Rydex Series Funds and Rydex Dynamic Funds are each a "Trust," and collectively, the "Trusts") (the Series Funds and Dynamic Funds are collectively the "Funds" or the "Rydex Funds") will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 on Friday, April 30, 2004 at 4:30 p.m. Eastern Time.

     At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals:


Description of proposal:                         Trust/Funds solicited:
----------------------------------------------   -----------------------
1. To consider and vote on the election of       Rydex Series Funds:
   Corey A. Colehour, J. Kenneth Dalton,           All Funds
   John O. Demaret, Patrick T. McCarville,       Rydex Dynamic Funds:
   Roger Somers and Carl G. Verboncoeur            All Funds
   as trustees of the Trust.
2. The approval of a new investment advisory     Rydex Series Funds:
   Rydex Series Funds: agreement between           All Funds
   Rydex Series Funds and All Funds PADCO
   Advisors, Inc.
3. The approval of a new investment advisory     Rydex Dynamic Funds:
   Rydex Dynamic Funds: agreement between          All Funds
   Rydex Dynamic Funds All Funds and PADCO
   Advisors, Inc.

Description of proposal:                         Trust/Funds solicited:
----------------------------------------------   -----------------------
4. The approval of the change of investment      Rydex Series Funds:
   objective from a fundamental to a non-          Nova Fund, Nova
   fundamental policy (includes separate           Master Fund, Ursa
   sub-proposals 4(a) -- 4(j) relating to the      Fund, Ursa Master
   investment objective of each of the Funds       Fund, OTC Fund,
   in the opposite column).                        U.S. Government
                                                   Bond Fund, Juno
                                                   Fund and Juno
                                                   Master Fund
5. Any other business properly brought
   before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you can vote quickly and easily by mail, by internet, by telephone or in person so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by mail, by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

     Shareholders of record at the close of business on March 2, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                  By Order of the Board of Trustees


                                  Carl G. Verboncoeur
                                  President, Rydex Series Funds and Rydex
                                  Dynamic Funds

                                  March 8, 2004

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS


                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS


                      TO BE HELD ON FRIDAY, APRIL 30, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Series Funds and Rydex Dynamic Funds (each a "Trust," and collectively, the "Trusts") for use at the Special Meeting of Shareholders to be held on April 30, 2004 at 4:30 p.m. Eastern Time at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of each of the Rydex Series Funds' Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, U.S. Government Bond, Juno, Juno Master, Large-Cap Europe, Large-Cap Japan, Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Retailing, Technology, Telecommunications, Transportation, Utilities, Sector Rotation, Core Equity and U.S. Government Money Market Funds (each a "Series Fund" and collectively, the "Series Funds"), and the Rydex Dynamic Funds' Titan 500, Titan 500 Master, Tempest 500, Tempest 500 Master, Velocity 100, Velocity 100 Master, Venture 100 and Venture 100 Master Funds (each a "Dynamic Fund" and collectively, the "Dynamic Funds") (the Series Funds and Dynamic Funds are collectively, the "Funds" or the "Rydex Funds") of record at the close of business on March 2, 2004 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 8, 2004.

     As of March 2, 2004, the Funds had the following units of beneficial interest ("shares") issued and outstanding:


                                                 Shares Issued
Rydex Series Funds                              and Outstanding
---------------------------                  --------------------
    Nova ..................                     14,253,054.13
    Nova Master ...........                               n/a
    Ursa ..................                     38,521,359.63
    Ursa Master ...........                               n/a
    OTC ...................                     97,570,562.82
    Arktos ................                      7,101,236.42
    Arktos Master .........                               n/a
    Medius ................                      4,661,096.59

                                                 Shares Issued
Rydex Series Funds                              and Outstanding
------------------------------------------   --------------------
    Mekros ...............................       9,314,036.06
    U.S. Government Bond .................       7,006,697.46
    Juno .................................      59,658,372.58
    Juno Master ..........................                n/a
    Large-Cap Europe .....................       4,108,935.17
    Large-Cap Japan ......................       1,508,469.88
    Banking ..............................       2,086,275.74
    Basic Materials ......................       1,726,942.21
    Biotechnology ........................       8,036,268.94
    Consumer Products ....................       2,091,300.07
    Electronics ..........................       4,428,822.44
    Energy ...............................       8,498,669.66
    Energy Services ......................       5,022,078.23
    Financial Services ...................       6,273,924.19
    Health Care ..........................       5,118,883.47
    Internet .............................         655,046.38
    Leisure ..............................       1,802,382.87
    Precious Metals ......................       5,211,038.62
    Retailing ............................       3,870,140.23
    Technology ...........................       3,378,608.23
    Telecommunications ...................       2,845,363.97
    Transportation .......................         315,328.68
    Utilities ............................       1,103,507.91
    U.S. Government Money Market .........   1,419,797,552.00
    Sector Rotation ......................      13,437,372.62
    Core Equity ..........................       5,261,354.33
    Aggregate Shares .....................   1,744,664,681.51

                                        Shares Issued
Rydex Dynamic Funds                    and Outstanding
---------------------------------   ---------------------
    Titan 500 ...................     12,035,331.63
    Titan 500 Master ............            n/a
    Tempest 500 .................      6,492,025.27
    Tempest 500 Master ..........            n/a
    Velocity 100 ................     30,541,987.55
    Velocity 100 Master .........            n/a
    Venture 100 .................     15,152,613.14
    Venture 100 Master ..........            n/a
    Aggregate Shares ............     64,221,957.59

                      INTRODUCTION AND GENERAL INFORMATION

     General Information. As used in this proxy statement, the Trusts' Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trusts. A Trustee that is an interested person of the Trusts is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trusts' investment adviser, PADCO Advisors, Inc., the Trusts' principal underwriter or any of their affiliates. PADCO Advisors, Inc., together with PADCO Advisors II, Inc., operate as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

     Each of the Trusts is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposals set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting.

     The Trusts have engaged the services of Investor Connect(TM), a professional proxy solicitation agent, to solicit proxies for the Meeting. Investor Connect(TM) is responsible for, among other things, soliciting brokers, custodians, nominees and fiduciaries and performing other proxy solicitation services. The anticipated cost of these services is approximately $40,000 plus any reasonable expenses. These costs will be borne proportionately by the Trusts. Should Shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact Investor Connect(TM) at 1-800-870-0089.

     In addition to the solicitation of proxies by mail, the Board and officers of the Trusts, as well as employees of Investor Connect(TM), may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

     Quorum and Meeting Adjournments. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33-1/3%) of a Trust's (or Fund's, as applicable) shares entitled to vote on a proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

     Vote Required to Approve Proposals. If a quorum is present at the Meeting, the following represents the votes required for the approval of the Proposals. With respect to Proposal 1, a plurality of a Trust's shares voted shall elect a Trustee with respect to that Trust. With respect to the remainder of the Proposals (2, 3 and Sub-Proposals 4(a) -- 4(j)), the approval of such Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund to approve the Proposal with respect to that Fund. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

     Voting by Master Funds. As described in their respective registration statements on file with the U.S. Securities and Exchange Commission (the "Commission"), each of the Nova, Ursa and Juno Fund of the Rydex Series Funds and each of the Titan 500, Tempest 500, Velocity 100 and Venture 100 Fund of the Rydex Dynamic Funds pursues its investment objective through a "master-feeder arrangement" whereby each Fund acts as a "feeder fund" and invests all of its assets in a corresponding "master fund," a separate series of the Trust with an identical investment objective. Each of the above Funds is the only feeder fund investing in its respective master fund. Each of the Nova Master, Ursa Master and Juno Master Funds of the Rydex Series Funds and each of the Titan 500 Master, Tempest 500 Master, Velocity 100 Master and Venture 100 Master Funds of the Rydex Dynamic Funds will "echo" vote its outstanding shares for each of the Proposals in this Proxy Statement in the same proportionate percentage as the shares voted by the Shareholders of each corresponding feeder Fund. By virtue of this arrangement, any

Proposal approved by a feeder Fund will be similarly approved by its corresponding master fund.


            DISCUSSION OF PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES

Proposal 1.  TO CONSIDER AND VOTE ON THE ELECTION OF COREY A. COLEHOUR, J.
             KENNETH DALTON, JOHN O. DEMARET, PATRICK T. MCCARVILLE, ROGER SOMERS AND CARL G. VERBONCOEUR AS TRUSTEES OF THE TRUST.

Trusts/Funds Voting on Proposal 1:     Rydex Series Funds:
                                        All Funds

                                       Rydex Dynamic Funds:
                                        All Funds

     It is proposed that Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur (the "Proposed Trustees") be elected at the Meeting to serve as Trustees of each Trust. With the exception of Mr. Verboncoeur, each of the Proposed Trustees is currently on the Board of each Trust. Each Trust is seeking to add Mr. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to its Board to fill the vacancy created by Mr. Viragh's death.

     Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trusts because of his employment with the Advisor. With the exception of Mr. Verboncoeur, each of the other Proposed Trustees would be considered an "Independent Trustee" of the Trusts. Together, the Proposed Trustees will comprise the entire Board of each Trust and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. Mr. Verboncoeur currently serves as President of each Trust, and would continue to serve in such capacity if elected at the Meeting. No other Proposed Trustee will serve as an officer of any Trust. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees named below. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

     The Board has overall responsibility to manage and control the business affairs of each Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of a Trust's outstanding shares.

     The Board held four regular meetings, and one special meeting, during each Trust's most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.


Information about the Proposed Trustees

     Listed below, for each Proposed Trustee, are their names and ages, as well as their positions and length of service with the Trusts, principal occupations during the past five years, the number of portfolios in the Rydex fund complex that they oversee, and any other directorships held by the Proposed Trustee. The business address of each Proposed Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                         Independent Proposed Trustees:



                                                                                                Number of
                                                                                                 Funds in
                                                                                                Rydex Fund
                                                                 Principal Occupation(s)         Complex            Other
Name and Age     Position      Length of Time Served               During Past 5 Years           Overseen*       Directorships
--------------- ---------- -------------------------- ----------------------------------------- ---------- ------------------------
Corey A.        Trustee    Rydex Series Funds (1993   Senior Vice President of Marketing of         80          Trustee, Rydex
Colehour (58)              to present); Rydex Dynamic Schield Management Company, a                          Variable Trust (1998
                           Funds, (1999 to present)   registered investment advisor (1985                  to present)(+); Trustee,
                                                      to present).                                             Rydex ETF Trust
                                                                                                               (2003 to present)

J. Kenneth      Trustee    Rydex Series Funds (1995   Mortgage Banking Consultant and               80          Trustee, Rydex
Dalton (63)                to present); Rydex Dynamic Investor, The Dalton Group, a real                     Variable Trust (1998
                           Funds, (1999 to present)   estate company (1995 to present).                    to present)(+); Trustee,
                                                                                                               Rydex ETF Trust
                                                                                                               (2003 to present)

John O.         Trustee    Rydex Series Funds (1997   Founder and Chief Executive Officer,          81          Trustee, Rydex
Demaret (64)               to present); Rydex Dynamic Health Cost Controls America, Chicago,                 Variable Trust (1998
                           Funds, (1999 to present)   Illinois (1987 to 1996) sole practitioner            to present)(+); Trustee,;
                                                      as an attorney, Chicago, Illinois (1984               Rydex ETF Trust (2003
                                                      to 1987); General Counsel for the Chicago               to present); Trustee,
                                                      Transit Authority (1981 to 1984); Senior               Rydex Capital Partners
                                                      Partner, O'Halloran, LaVarre & Demaret,                    Sphinx Fund
                                                      Northbrook, Illinois (1978 to 1981).


Patrick T.      Trustee    Rydex Series Funds (1997   Founder and Chief Executive Officer,          80         Trustee, Rydex
McCarville (61)            to present); Rydex Dynamic Par Industries, Inc., Northbrook,                     Variable Trust (1998
                           Funds, (1999 to present)   Illinois (1977 to present).                          to present)(+); Trustee,
                                                                                                              Rydex ETF Trust
                                                                                                              (2003 to present)

                                                                                                Number of
                                                                                                 Funds in
                                                                                                Rydex Fund
                                                                 Principal Occupation(s)         Complex            Other
Name and Age     Position      Length of Time Served               During Past 5 Years           Overseen*       Directorships
--------------- ---------- -------------------------- ----------------------------------------- ---------- ------------------------
Roger Somers    Trustee    Rydex Series Funds (1997   President, Arrow Limousine (1963              80         Trustee, Rydex
(59)                       to present); Rydex Dynamic to present).                                          Variable Trust (1998
                           Funds, (1999 to present)                                                        to present)+; Trustee,
                                                                                                              Rydex ETF Trust
                                                                                                              (2003 to present)

Interested Proposed Trustee:

                                                                                                Number of
                                                                                                 Funds in
                                                                                                Rydex Fund
                                                                 Principal Occupation(s)         Complex            Other
Name and Age     Position      Length of Time Served               During Past 5 Years           Overseen*       Directorships
--------------- ---------- -------------------------- ----------------------------------------- ---------- ------------------------
Carl G.         President  Rydex Series Funds (2003   Chief Executive Officer of Rydex              80              None
Verboncoeur        and     to present); Rydex Dynamic Fund Services, Inc., PADCO Advisors,
(51) **          Proposed  Funds, (2003 to present)   Inc., PADCO Advisors II, Inc., Rydex
                 Trustee                              Distributors, Inc. (2003 to present);
                                                      Executive Vice President of Rydex
                                                      Fund Services, Inc. (2000 to 2003)
                                                      and Rydex Capital Partners (2003
                                                      to present); Vice President of
                                                      Rydex Fund Services, Inc., Rydex
                                                      Distributors, Inc., (1997 to 2003) and
                                                      Rydex Capital Partners Sphinx Fund
                                                      (2003 to present).

(+) Each Trustee had previously served on the board of the Rydex Advisor
    Variable Annuity Account, the predecessor to the Rydex Variable Trust.

* The number of Funds is based on each currently operating series of the registered investment companies within the Rydex fund complex that a Trustee currently oversees, or that a Proposed Trustee would oversee if elected. These Funds are all advised by the Advisor, and also share a common principal underwriter.

** Mr. Verboncoeur would be considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment as Chief Executive Officer of the Advisor and principal underwriter.

     Fund Shares Owned by Proposed Trustees. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares by Fund and in the aggregate across all Funds as of December 31, 2003. Dollar amount ranges disclosed are set forth as established by the Commission. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").


Independent Proposed Trustees:

                                                                        Aggregate Dollar Range
                                                                       for all Funds Overseen by
Name                              Dollar Range by Fund                     Proposed Trustee
----------------------- --------------------------------------------- --------------------------
Corey A. Colehour       $10,001-$50,000 -- Electronics Fund               $50,001-$100,000
                        $10,001-$50,000 -- Technology Fund
                        $10,001-$50,000 -- Energy Services Fund
                        $10,001-$50,000 -- Financial Services Fund

J. Kenneth Dalton       $0                                                      $0

John O. Demaret         $50,001-$100,000 -- Energy Fund                     over $100,000
                        $50,001-$100,000 -- Basic Materials Fund

Patrick T. McCarville   $10,001-50,000 -- Nova Fund                       $50,001-$100,000
                        $1-$10,000 -- OTC Fund
                        $10,001-$50,000 -- Sector Rotation
                        Fund

Roger Somers            $10,001-$50,000 -- Mekros Fund                     over $100,000
                        $50,001-$100,000 -- Medius Fund
                        $1-$10,000 -- Juno Fund
                        $50,001-$100,000 -- Nova Fund
                        $50,001-$100,000 -- Velocity Fund
                        $10,001-$50,000 -- Biotechnology Fund


Interested Proposed Trustees:

                                                              Aggregate Dollar Range
                                                             for all Funds Overseen by
Name                          Dollar Range by Fund               Proposed Trustee
--------------------- ------------------------------------- --------------------------
Carl G. Verboncoeur   $10,001-$50,000 -- Mekros Fund        $50,001-$100,000
                      $1-$10,000 -- US Gov't Money Market
                      $1-$10,000 -- Juno Fund
                      $1-$10,000 -- OTC Fund
                      $1-$10,000 -- Titan 500 Fund
                      $1-$10,000 -- Velocity 100 Fund
                      $1-$10,000 -- Sector Rotation Fund
                      $10,001-$50,000 -- Core Equity Fund
                      $1-$10,000 -- Nova Fund
                      $1-$10,000 -- Health Care Fund
                      $1-$10,000 -- Biotechnology Fund

     Board Compensation. The aggregate compensation paid by each Trust to each of its Trustees serving during the most recently completed Trust fiscal year, is set forth in the table below. No pension or retirement benefits are accrued as part of Fund expenses. Interested Trustees receive no compensation from the Trusts for service as a Trustee.


Independent Proposed Trustees:

                                     Aggregate           Aggregate
                                 Compensation from   Compensation from   Total Compensation
                                    Rydex Series       Rydex Dynamic         from Fund
Name                                   Funds*             Funds**            Complex++
------------------------------- ------------------- ------------------- -------------------
Corey A. Colehour .............       $31,000             $15,000             $65,500
J. Kenneth Dalton .............       $31,000             $15,000             $65,500
Roger Somers ..................       $31,000             $15,000             $65,500
John O. Demaret ...............       $31,000             $15,000             $65,500
Patrick T. McCarville .........       $31,000             $15,000             $65,500

-----------

*  Represents compensation for fiscal year ended March 31, 2003.

** Represents compensation for fiscal year ended December 31, 2003.

++ Represents total compensation from the Trusts and, with respect to Mr.
   Demaret, compensation for service as Trustee of the Rydex Capital Partners SPhinX Fund.


Board Standing Committees

     Audit Committee. The Board of each Trust has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. Mr. Dalton currently serves as chairman of the Audit Committee and Messrs. Colehour, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trusts' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trusts' financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met four times during the Trusts' most recently completed fiscal year.

     Nominating Committee. The Board currently does not have a standing nominating committee. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not "interested persons" of the Trusts committed to the discretion of the Independent Trustees. The Board does not believe that is necessary to have a separate nominating committee at this time, given the fact that all of the current members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), and specify minimum qualifications for any committee-recommended nominees.


Communications with the Board

     Shareholders wishing to submit written communications to the Board should send their communications c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.


Board Recommendation on Proposal 1

     Each of the Proposed Trustees who currently served on the Board have had distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as Trustees brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trusts. In its deliberations regarding the nomination of Mr. Verboncoeur, the Board considered various matters related to the management and long-term welfare of the Trusts. The Board considered, among other factors, the benefits that a Board member who understands the operations of the Trusts and is exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis would bring to the Board. The Board gave considerable weight to its expectation that the Trusts will benefit from Mr. Verboncoeur's experience. At its meeting on December 16, 2003, based on its deliberations on and evaluation of the Proposed Trustees, the Board, including all of the independent Trustees, unanimously agreed to nominate Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur to serve as Trustees of each Trust and to recommend the approval of each of the Proposed Trustees to shareholders.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN PROPOSAL 1.

   INTRODUCTION TO PROPOSALS 2 AND 3: APPROVAL OF NEW INVESTMENT AGREEMENTS

     Proposals 2 and 3 relate to the approval by Shareholders of new investment advisory agreements for the Trusts. The 1940 Act, which regulates investment companies such as the Trusts, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment company. For the reasons discussed below, the Board recommends that Shareholders vote "FOR" the approval of each of the new agreements.


Information Regarding the Change in Control of the Advisor

     The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of the Viragh Family Trust transferred to its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. This change in control of the Viragh Family Trust resulted in a change in control of the Advisor, which in turn resulted in the termination of each of the investment advisory agreements between the Advisor and the Trusts (each, an "Old Agreement").


The Interim Advisory Agreements

     During the period between the termination of the Old Agreements and the approval of the new agreements by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Funds pursuant to interim agreements between the Advisor and each Trust that were approved by the Board at a special meeting it held shortly after Mr. Viragh's death (each an "Interim Agreement" and collectively, the "Interim Agreements"). Each Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to its corresponding Old Agreement, except for the time periods covered by the agreements. Each interim agreement provides for a termination date no greater that 150 days from the date of the termination of the Old Agreement, or upon approval of a new advisory agreement by shareholders, whichever is shorter.


The New Advisory Agreements

     On February 13, 2004, the Board approved a new advisory agreement for each Trust (each, a "New Agreement"), under which, subject to its approval by each Fund's shareholders, the Advisor will continue serve as investment adviser to each Fund. The Advisor's fee rates for its services to the Funds under each New Agreement is the same as its fee rates under the corresponding Old Agreement. More detailed information regarding fee rates under each New Agreement is contained in the discussion below with respect to each Proposal.

     Board Considerations in Approving the Advisory Agreements. The Old Agreements had been in place between each Trust and the Advisor since the time of each Trust's original creation and organization. Each Old Agreement had an initial term of two years, after which the continuance of the Old Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Since the expiration of the initial term, each year the Board has called and held a meeting to decide whether to renew each Old Agreement for an additional year. In preparation for its most recent renewal meeting on August 25, 2003, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and
(k) Fund performance compared with similar mutual funds.

     At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the Old Agreements. In addition, Mr. Viragh discussed in executive session the plans for the continuation of the Advisors' business and operations following his death, including (i) the planned transfer of his interest in the Viragh Family Trust and the impact of the resulting change in control; (ii) information regarding the individuals who would be named as trustees of the Viragh Family Trust and who would subsequently control the Advisor; (iii) his intention to appoint Mr. Verboncoeur to succeed him as Chief Executive Officer of the Advisor and its affiliates; and (iv) other related matters of interest to the Board. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of each Old Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Old Agreements were fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew each Old Agreement for an additional one-year term.

     At its meeting on February 13, 2004, the Advisor affirmed that there were no material changes to the information that was provided to the Board at its last advisory contract renewal meeting, and provided updated additional information regarding the Advisor's operations and services provided to the Funds. The Board also requested and received information regarding the terms of the New Agreements, and were satisfied that the terms of the New Agreements set forth materially similar rights, duties and obligations on the Advisor with regard to its services to the Trusts and provided at least the same level of protection to Trust and shareholders as the Old Agreements. The Board also considered the fact that the Advisor's fee rates for its services to the Funds under each New Agreement would be the same as its fee rates under the corresponding Old Agreement. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and
(c) agreed to approve the New Agreements for an initial term of two years, subject to the approval of the New Agreements by shareholders, and to recommend the approval of the New Agreements to shareholders.

     Description of the Terms of the New Agreements. A form of each New Agreement is attached to this proxy statement as Exhibits A and B. Each New Agreement provides that the Advisor's fee rate with respect to each Fund will remain unchanged from the fee rate contained in its corresponding Old Agreement. With respect to duration of each New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

     The New Agreements are substantially similar to each other, with the exception of the parties to the agreement. Pursuant to each New Agreement, the Advisor will act as investment adviser to each Fund. Each of the New Agreements require the Advisor to:

    o provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

    o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trusts' Agreement and Declaration of Trust, By-Laws and its registration statement on file with the Commission;

    o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectus and applicable laws and regulations;

     o vote any proxies for Fund securities;

    o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which each Fund is required to maintain; and

    o provide other reports reasonably requested by the Trusts' officers and Board concerning the Advisor's discharge of the foregoing responsibilities.

     Each New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to each Fund.

     Under the terms of each New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. Each New Agreement provides that the Adviser shall indemnify and hold harmless the Trust against losses by reason of or arising out of the Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, or the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under or its reckless disregard of its obligations and duties.

     Differences Between the Old Agreements and the New Agreements. The Old Agreements were created in 1993 at the time of the organization of the Rydex Series Funds. The Old Agreement for the Rydex Dynamic Trust, created in 2000, is identical in all material respects to that of the 1993 form of agreement. The primary rationale for using the 1993 form of agreement was to have a consistent agreement, with materially equivalent contractual obligations, across all of the Trusts.

     Since 1993, industry best practices and regulatory requirements have evolved, as has the course of dealing between the Board, on behalf of the Trusts, and the Advisor. The New Agreements are designed to memorialize these practices and regulatory requirements. The following bullet points summarize the material differences between the New Agreements and the Old Agreements:

    o Incorporation of a single comprehensive schedule that sets forth each Fund covered by the agreement and the advisory fees payable for each under the agreement.

    o Restatement and expansion of the Advisor's duties as investment adviser to the Trusts, including specific requirements with respect to compliance, proxy voting, recordkeeping and Board reporting.

    o Restatement and expansion of the Advisor's duties and obligations with respect to fund portfolio transactions, best execution and affiliated brokerage transactions.

    o Inclusion of specific representations and warranties made by the Advisor to the Trusts, designed to contractually obligate the Advisor to do the things it is required to do by law (however, none of these representations or warranties represent a change in conduct or create additional duties on the Advisor);

    o Inclusion of a license to the Trusts to use the name "Rydex" in any fund name. The name "Rydex" is a protected mark registered to the PADCO Advisors, Inc.

    o Change in jurisdiction of governing law from Maryland to Delaware. Because the Trusts are organized as Delaware statutory trusts, interpreting the agreements under Delaware law ensures that the key protections of the Delaware statutory trust law (i.e., limitations on liability for the Board and shareholders, treatment of each Fund as a separate entity with respect to assets and liabilities) would be enforced in the event of litigation.

     The Board, on behalf of the Trusts, determined after reasonable consideration that the differences between the New Agreements and the Old Agreements do not materially change the current arrangements between the Advisor and the Trusts. Furthermore, the Board believes that the differences, particularly the change in jurisdiction, may provide the Trusts and their shareholders with additional protections.

     Information About the Advisor. PADCO Advisors, Inc. serves as the investment adviser to the Rydex Series Funds and Rydex Dynamic Funds. PADCO Advisors, Inc., together with its affiliate PADCO Advisors II, Inc., operates as Rydex Investments. PADCO Advisors, Inc. is organized as a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Viragh Family Trust owns a controlling interest in PADCO Advisors, Inc., as its sole shareholder.

     The name, address and principal occupation of the principal executive officers of PADCO Advisors, Inc. are listed below:

Name                         Title                   Principal Occupation
--------------------- ------------------- -----------------------------------------
Carl G. Verboncoeur   President, Chief    President, Chief Executive Officer and
                      Executive Officer   Treasurer, PADCO Advisors, Inc.; PADCO
                      and Treasurer       Advisors II, Inc.; Rydex Fund Services,
                                          Inc.; and Rydex Distributors, Inc.
                                          Executive Vice President and Treasurer,
                                          Rydex Capital Partners I and Rydex
                                          Capital Partners II.

Michael P. Byrum      Executive Vice      Executive Vice President and Chief
                      President, Chief    Operating Officer, PADCO Advisors, Inc.;
                      Operating Officer   PADCO Advisors II, Inc.; Rydex Fund
                      and Secretary       Services, Inc.; and Rydex Distributors,
                                          Inc. President and Secretary, Rydex
                                          Capital Partners I and Rydex Capital
                                          Partners II.

Robert M. Steele      Executive Vice      Executive Vice President, PADCO
                      President           Advisors, Inc.; PADCO Advisors II, Inc.;
                                          Rydex Distributors, Inc.; Rydex Fund
                                          Services; Rydex Capital Partners I and
                                          Rydex Capital Partners II

     The address for each of the above individuals is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


Proposal 2.  THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
             RYDEX SERIES FUNDS AND PADCO ADVISORS, INC.


Trusts/Funds Voting on Proposal 2: Rydex Series Funds:
                                     All Funds

     The Old Agreement between the Advisor and the Trust was dated May 7, 1993 and was approved by the sole shareholder of the Trust in conjunction with the Trust's original creation and organization. The Old Agreement had been in effect from that date through its termination upon the change in control of the Advisor on December 11, 2003, subject to its annual renewal by the Board as discussed above. The terms of the New Agreement, other than compensation, which is discussed below, are described in the section above entitled "Description of the Terms of the New Agreements." A form of the New Agreement is included as Exhibit A to this Proxy Statement.

     The table below provides, with respect to each of the Trust's Funds, (i) the Advisor's annual rate of compensation under the New Agreement, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Old Agreement for the Trust's most recently completed fiscal year ended March 31, 2003; (iii) amounts paid by the Funds to Rydex Fund Services, Inc. (the "Servicer"), an affiliate of the Advisor, for administration services for the Trust's most recently completed fiscal year ended March 31, 2003; (iv) amounts paid by the Funds to the Servicer for accounting services for the Trust's most recently completed fiscal year ended March 31, 2003; and (v) amounts paid by the Funds to Rydex Distributors, Inc. (the "Distributor"), an affiliate of the Advisor, for services provided pursuant to the Funds' distribution and shareholder services plans for the Trust's most recently completed fiscal year ended March 31, 2003. There were no brokerage commissions paid to the Distributor (or any other affiliate of the Advisor) during the Trust's most recently completed fiscal year ended March 31, 2003.



                                                           Fees Paid to     Fees Paid to
                              Advisory    Fees Paid to       Servicer         Servicer     Fees Paid to
Fund                          Fee Rate       Adviser     (Administration)   (Accounting)   Distributor
--------------------------- ------------ -------------- ------------------ -------------- -------------
 Nova ......................    0.75%*     $        0       $  479,921        $191,427       $272,455
 Nova Master ...............    0.75%      $1,439,326       $        0        $      0            n/a
 Ursa ......................    0.90%*     $        0       $1,110,714        $383,247       $254,494
 Ursa Master ...............    0.90%      $3,997,936       $        0        $      0            n/a
 OTC .......................    0.75%      $4,004,889       $1,335,851        $447,781       $157,164
 Arktos ....................    0.90%*     $1,367,917       $  379,917        $151,916       $ 27,635
 Arktos Master .............    0.90%      $  349,631       $        0        $      0            n/a
 Medius ....................    0.90%      $        0       $   97,202        $ 38,848       $125,660
 Mekros ....................    0.90%      $  533,595       $  148,344        $ 59,288       $222,884
 U.S. Government Bond ......    0.50%      $  259,870       $  103,996        $ 51,974       $ 14,139
 Juno ......................    0.90%*     $        0       $  190,896        $ 76,345       $136,625
 Juno Master ...............    0.90%      $  686,240       $        0        $      0            n/a
 Large-Cap Europe ..........    0.90%      $  130,445       $   36,248        $ 14,494       $ 39,073
 Large-Cap Japan ...........    0.90%      $  149,901       $   41,678        $ 16,656       $ 42,360
 Banking ...................    0.85%      $  235,472       $   69,322        $ 27,703       $ 53,036
 Basic Materials ...........    0.85%      $  174,818       $   51,486        $ 20,567       $ 37,661
 Biotechnology .............    0.85%      $1,281,682       $  377,194        $150,780       $ 93,797
 Consumer Products .........    0.85%      $  264,410       $   77,847        $ 31,107       $ 99,205
 Electronics ...............    0.85%      $  404,121       $  118,950        $ 47,544       $ 38,570
 Energy ....................    0.85%      $  193,050       $   56,823        $ 22,712       $ 60,475
 Energy Services ...........    0.85%      $  284,470       $   83,751        $ 33,467       $ 69,587
 Financial Services ........    0.85%      $  330,898       $   97,398        $ 38,929       $115,578
 Health Care ...............    0.85%      $  381,970       $  112,414        $ 44,938       $130,986
 Internet ..................    0.85%      $   95,955       $   28,226        $ 11,289       $ 30,204
 Leisure ...................    0.85%      $   92,939       $   27,374        $ 10,934       $ 18,482
 Precious Metals ...........    0.75%      $  592,246       $  197,508        $ 78,966       $ 20,670
 Retailing .................    0.85%      $  203,991       $   60,069        $ 23,999       $ 62,937
 Technology ................    0.85%      $  291,573       $   85,797        $ 34,303       $101,131
 Telecommunications ........    0.85%      $  170,536       $   50,170        $ 20,063       $ 37,375
 Transportation ............    0.85%      $   88,445       $   26,066        $ 10,405       $ 14,527

                                                          Fees Paid to     Fees Paid to
                             Advisory    Fees Paid to       Servicer         Servicer     Fees Paid to
Fund                         Fee Rate       Adviser     (Administration)   (Accounting)   Distributor
------------------------- ------------- -------------- ------------------ -------------- -------------
Utilities ...............     0.85%       $  145,230       $   42,752        $ 17,086     $   26,026
Sector Rotation .........     0.90%       $  631,572       $  175,485        $ 70,175     $  290,026
Core Equity .............     0.70%**     $   73,449       $   20,403        $  8,161     $   33,587
U.S. Government Money
  Market ................     0.50%       $8,267,843       $3,303,268        $830,951     $2,431,533

-----------
* The Agreement provides that the fee shall be 0.00% for any period during which the Fund invests through a master-feeder structure.

** The Agreement provides that the Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(RegTM) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.20% of average daily net assets for that year.


Board Recommendation on Proposal 2

     At its meeting on February 13, 2004, based on its deliberations on and evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2.

Proposal 3.  THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
             RYDEX DYNAMIC FUNDS AND PADCO ADVISORS, INC.

Trusts/Funds Voting on Proposal 3: Rydex Dynamic Funds:
                                     All Funds

     The Old Agreement between the Advisor and the Trust was dated May 1, 2000 and was approved by the sole shareholder of the Trust in conjunction with the Trust's original creation and organization. The Old Agreement had been in effect from that date through its termination upon the change in control of the Advisor on December 11, 2003, subject to its annual renewal by the Board as discussed above. The terms of the New Agreement, other than compensation, which is discussed below, are described in the section above entitled "Description of the Terms of the New Agreements." A form of the New Agreement between the Trust and the Advisor is included as Exhibit B to this Proxy Statement.

     The table below provides, with respect to each of the Trust's Funds, (i) the Advisor's annual rate of compensation under the New Agreement, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Old Agreement (and the Interim Agreement) for the Trust's most recently completed fiscal year ended December 31, 2003; (iii) amounts paid by the Funds to the Servicer for administration services for the Trust's most recently completed fiscal year ended December 31, 2003; (iv) amounts paid by the Funds to the Servicer for accounting services for the Trust's most recently completed fiscal year ended December 31, 2003; and (v) amounts paid by the Funds to the Distributor for services provided pursuant to the Trust's investor services plan for the Trust's most recently completed fiscal year ended December 31, 2003. There were no brokerage commissions paid to the Distributor (or any other affiliate of the Advisor) during the Trust's most recently completed fiscal year ended December 31, 2003.

                                                          Fees Paid to     Fees Paid to
                              Advisory   Fees Paid to       Servicer         Servicer     Fees Paid to
Fund                          Fee Rate      Adviser     (Administration)   (Accounting)   Distributor
---------------------------- ---------- -------------- ------------------ -------------- -------------
Titan 500* .................    0.90%    $        0       $  500,481        $268,284     $  782,218
Titan 500 Master ...........    0.90%    $1,802,976       $        0        $      0            n/a
Tempest 500* ...............    0.90%    $        0       $1,255,496        $620,017     $1,534,327
Tempest 500 Master .........    0.90%    $4,522,173       $        0        $      0            n/a
Velocity 100* ..............    0.90%    $        0       $  853,679        $463,424     $1,136,688
Velocity 100 Master ........    0.90%    $3,079,740       $        0        $      0            n/a
Venture 100* ...............    0.90%    $        0       $3,572,128        $485,036     $1,189,320
Venture 100 Master .........    0.90%    $3,466,909       $        0        $      0            n/a

-----------
* The Agreement provides that the fee shall be 0.00% for any period during which the Fund invests through a master-feeder structure.

Board Recommendation on Proposal 3

     At its meeting on February 13, 2004, based on its deliberations on and evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3.


           DISCUSSION OF PROPOSAL 4: CHANGE IN FUNDAMENTAL POLICIES


Proposal 4.  THE APPROVAL OF THE CHANGE OF INVESTMENT OBJECTIVE FROM A
             FUNDAMENTAL TO A NON-FUNDAMENTAL POLICY (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4(a) -- 4(e)).

     The Board is recommending that shareholders approve proposals to change the investment objective of certain of the Rydex Series Funds from a fundamental policy to a non-fundamental policy. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. Non-fundamental policies may be changed by a vote of a majority of the Board, and do not require shareholder approval.

     Currently, the investment objective of each of the Rydex Series Funds' Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, OTC Fund, U.S. Government Bond Fund, Juno Fund and Juno Master Fund, including the benchmarks of the Nova Fund, Nova Master Fund, Ursa Fund and Ursa Master Fund, are fundamental. With the exception of the aforementioned Funds included in this Proposal, the remainder of the Funds' investment objectives are non-fundamental policies. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to change these Funds investment objectives (or benchmarks) in the future, without the costs and delays associated with holding a special shareholders' meeting to do so. However, there is no current intention by the Board to change the investment objective or benchmark of any of the Funds included in this Proposal. Each Fund will continue to be managed in accordance with the Trust's prospectus as filed with the Commission and as amended from time to time.

     Shareholders are requested to vote separately, as applicable, on each Sub-Proposal in Proposal 4. Any Sub-Proposal that is approved by shareholders of the Fund(s) will be effective for that Fund as of the date of the supplement to the Fund's registration statement reflecting such shareholder approval to change certain of the

Fund's fundamental policy, which is anticipated to be shortly after the date of shareholder approval. The Board of Directors unanimously recommends a vote "FOR" each Sub-Proposal.


Sub-Proposal 4(a).   The approval of the change of Rydex Series Funds' Nova Fund and Nova Master Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of each of the Nova Fund and Nova Master Fund is to seek to provide investment results that match the performance of a specific benchmark on a daily basis. The Funds' current benchmark is 150% of the performance of the S&P 500 Index. This investment objective and the benchmark are fundamental policies of the Funds. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, each Fund's investment objective and benchmark will be non-fundamental policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(a).


Sub-Proposal 4(b).   The approval of the change of Rydex Series Funds' Ursa Fund and Ursa Master Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of each of the Ursa Fund and Ursa Master Fund is to seek to provide investment results that will inversely correlate to the performance of the S&P 500 Index. This investment objective and the benchmark are fundamental policies of the Funds. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, each Fund's investment objective and benchmark will be non-fundamental policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(b).

Sub-Proposal 4(c).   The approval of the change of Rydex Series Funds' OTC Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the OTC Fund is to seek to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index. This investment objective is a fundamental policy of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective will be a non-fundamental policy.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(c).


Sub-Proposal 4(d).   The approval of the change of Rydex Series Funds'
                     U.S. Government Bond Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the U.S. Government Bond Fund is to seek to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the current U.S. Treasury Bond with the longest maturity (the "Long Treasury Bond"). This investment objective is a fundamental policy of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective will be a non-fundamental policy.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(d).


Sub-Proposal 4(e).   The approval of the change of Rydex Series Funds'
                     Juno Fund and Juno Master Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of each of the Juno Fund and Juno Master Fund is to seek to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a debt instrument. The Funds' current benchmark is the inverse of the daily price movement of the Long Treasury Bond. This investment objective is a fundamental policy of the Funds. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, each Fund's investment objective and benchmark will be non-fundamental policies.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(e).


                      GENERAL INFORMATION ABOUT THE TRUSTS
                                AND OTHER MATTERS


Information about Trust Officers and Service Providers

     Principal Underwriter. Rydex Distributors, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, serves as distributor and principal underwriter to the Trusts.

     Administrator. Rydex Fund Services, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, serves as administrator to the Trusts.

     Trust Officers. Set forth below are the names, ages, position with the Trusts, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trusts. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trusts for their services.

                                                              Principal Occupation(s)
Name and Age            Position   Length of Time Served        During Past 5 Years
--------------------- ----------- ----------------------- ------------------------------
Carl G. Verboncoeur    President   Rydex Series Funds      Chief Executive Officer of
(51)                               (2003 to present);      Rydex Fund Services, Inc.,
                                   Rydex Dynamic           PADCO Advisors, Inc.,
                                   Funds, (2003 to         PADCO Advisors II, Inc.
                                   present);               and Rydex Distributors, Inc.
                                                           (2003 to present); Executive
                                                           Vice President of Rydex
                                                           Fund Services, Inc. (2000 to
                                                           2003); Vice President of
                                                           Rydex Fund Services, Inc.
                                                           and Rydex Distributors, Inc.,
                                                           (1997 to 2003).

                                                               Principal Occupation(s)
Name and Age              Position   Length of Time Served       During Past 5 Years
----------------------- ----------- ----------------------- -----------------------------
Nick Bonos (40)            Vice     Rydex Series Funds      Senior Vice President of
                         President  (2003 to present);      Rydex Fund Services, Inc.
                           and      Rydex Dynamic           (2003 to present); Vice
                         Treasurer  Funds, (2003 to         President of Accounting of
                                    present)                Rydex Fund Services,
                                                            Inc. (2000 to 2002);
                                                            Vice President--Mutual
                                                            Fund Services, State
                                                            Street Corp. (1997
                                                            to 1999).

Robert M. Steele (45)      Vice     Rydex Series Funds      Executive Vice President of
                         President  (1994 to present);      PADCO Advisors, Inc.,
                           and      Rydex Dynamic           PADCO Advisors II, Inc.,
                         Secretary  Funds, (1999 to         and Rydex Fund Services
                                    present)                (2000 to present); Executive
                                                            (2000 to present); Vice
                                                            President of Rydex
                                                            Distributors, Inc. (1996 to
                                                            present); Vice President of
                                                            The Boston Company, Inc.,
                                                            an institutional money
                                                            management firm (1987
                                                            to 1994).

Michael P. Byrum           Vice     Rydex Series Funds      Chief Operating Officer and
(33)                     President  (1997 to present)       Executive Vice President of
                                    Rydex Dynamic           PADCO Advisors, Inc.,
                                    Funds, (1999 to         PADCO Advisors II, Inc.,
                                    present)                Rydex Fund Services and
                                                            Rydex Distributors, Inc.
                                                            (2003 to present); Executive
                                                            Vice President and Senior
                                                            Portfolio Manager of
                                                            PADCO Advisors, Inc. and
                                                            PADCO Advisors II, Inc.
                                                            (1993 to 2003); Secretary of
                                                            Rydex Distributors, Inc.
                                                            (1996 to present).

Joanna M. Haigney        Assistant  Rydex Series Funds      Vice President of
(37)                     Secretary  (2000 to present);      Compliance of Rydex Fund
                                    Rydex Dynamic           Services, Inc. (2000 to
                                    Funds, (2000 to         present); Vice President
                                    present)                Fund Administration, Chase
                                                            Global Funds Services Co., a
                                                            division of Chase Manhattan
                                                            Bank N.A. (1994 to 1999).

Information about the Audit Committee

     Audit Committee Responsibilities. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trusts' independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trusts' service providers that are material to the Trusts as a whole, if any, and management's responses to any such reports; reviewing the Trusts' audited financial statements and considering any significant disputes between the Trusts' management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trusts' senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trusts' internal financial controls; reviewing, in consultation with the Trusts' independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trusts' financial statements; and other audit related matters.

     Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of each Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence. The firm of Deloitte & Touche LLP ("Deloitte") previously served as independent auditors of Rydex Series Funds for its most recently completed fiscal year ended March 31, 2003. The decision to engage PwC to replace Deloitte as independent auditors of Rydex Series Funds was made by the Audit Committee, based on its belief that consolidating the Trusts' audit services with one audit firm may result in the achievement of certain efficiencies and cost savings to the Trusts over time. Deloitte's report on the Rydex Series Funds financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Rydex Series Funds two most recent fiscal years, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Rydex Dynamic Funds' annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $72,000 and $89,000 for Rydex Dynamic Funds' fiscal years ended December 31, 2003 and 2002, respectively. The aggregate fees paid to Deloitte for professional services rendered by Deloitte for the audit of the Rydex Series Funds' annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were $510,000 and $452,200 for Rydex Series Funds' fiscal years ended March 31, 2003 and 2002, respectively.

     Audit-Related Fees. PwC did not render any assurance or related services to Rydex Dynamic Funds for the two most recently completed fiscal years. Deloitte did not render any assurance or related services to Rydex Series Funds for the two most recently completed fiscal years.

     Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Trusts for the two most recently completed fiscal years. PwC did not render any such tax services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trusts, which engagements relate directly to the operations and financial reporting of the Funds for the two most recently completed fiscal years.

     All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the two most recently completed fiscal years. PwC did not render other services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trusts, which engagements relate directly to the operations and financial reporting of the Funds for the two most recently completed fiscal years.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

     Aggregate Non-Audit Fees. The aggregate non-audit fees paid to PwC for professional services rendered by PwC were $52,000 and $59,400 for the fiscal years ended December 31, 2003 and 2002, respectively for Rydex Dynamic Funds. The aggregate non-audit fees paid to PwC for professional services rendered by PwC to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trusts, which engagements relate directly to the operations and financial reporting of the Funds, were $16,000 and $63,220 for the two most recently completed fiscal years.

Shareholders Sharing the Same Address

     If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trusts have received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trusts will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800-820-0888 or forward a written request to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.


Beneficial Ownership Information

     As of March 2, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the shares of a Fund.

                                                          Percentage
                                             Number of      of Fund             Name and Address of
Class                  Fund                   Shares         Shares               Beneficial Owner
--------- ------------------------------ ---------------- ----------- ---------------------------------------
Advisor   U.S. Government Money Market       20755685.50      11.54   THE APPALACHIAN TRAILS LP
                                                                      30 TOWER LANE
                                                                      AVON, CT 06001

          U.S. Government Money Market       57478651.81      31.97   NATIONAL FINANCIAL SERVICES, LLC.
                                                                      FOR THE EXCLUSIVE BENEFIT OF:
                                                                      OUR CUSTOMERS
                                                                      ATTN.: MUTUAL FUND DEPT. (5TH FLR)
                                                                      200 LIBERTY STREET
                                                                      1 WORLD FINANCIAL CENTER
                                                                      NEW YORK, NY 10281

          U.S. Government Bond                1650617.87      91.05   TRUST COMPANY OF AMERICA
                                                                      FBO: 75P O BOX 6503
                                                                      ENGLEWOOD, CO 80112

          Juno                                  92645.10       6.26   PIPER JAFFRAY & CO.A/C 5419-5510
                                                                      800 NICOLLET MALL

          Nova                                 240487.32       7.83   NATIONAL INVESTOR SERVICES FBO
                                                                      097-50000-1955 WATER STREET,32ND FLOOR
                                                                      NEW YORK NY 10041

                                          Percentage
                             Number of     of Fund           Name and Address of
Class          Fund           Shares        Shares            Beneficial Owner
------- ----------------- -------------- ----------- ----------------------------------
        Nova                  401121.76      13.06   NATIONAL FINANCIAL SVCS CORP
                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                     CUSTOMERS
                                                     RUSS LENNON
                                                     200 LIBERTY STREET
                                                     NEW YORK, NY 10281

        Precious Metals         5289.98       8.11   CHRISTENSEN TRUST
                                                     SCOTT & DIANE L CHRISTENSEN TTEES
                                                     DTD 04/05/1988
                                                     15019 SE 138TH PL
                                                     RENTON, WA 98059

        Precious Metals         4006.38       6.14   DANIEL A ZAK
                                                     HOMESTREET BANK PLEDGE ACCOUNT
                                                     16425 104TH AVE NE
                                                     BOTHELL, WA 98011

        Precious Metals         4642.37       7.12   RICHARD E RUSSELL (IRA)
                                                     26037 MARINE VIEW DR
                                                     DES MOINES, WA 98198

        Precious Metals        21243.64      32.56   TRUST COMPANY OF AMERICA
                                                     FBO: 75
                                                     P O BOX 6503
                                                     ENGLEWOOD, CO 80112

                               Percentage
                  Number of     of Fund           Name and Address of
Class    Fund      Shares        Shares             Beneficial Owner
------- ------ -------------- ----------- -----------------------------------
        Ursa       192725.28       5.68   UBS FINANCIAL SERVICES INC. FBO
                                          SOUTHERN FAMILY INSURANCE CO.
                                          INSIGHTONE ACCOUNT
                                          TWO HARBOUR PLACE STE 700302
                                          KNIGHTS RUN AVENUE TAMPA, FL 33602

        Ursa       550659.44      16.22   CITIGROUP GLOBAL MARKETS INC.
                                          333 WEST 34TH STREET--3RD FLOOR
                                          NEW YORK, NEW YORK 10001

        Ursa       355347.80      10.47   NATIONAL INVESTOR SERVICES
                                          FBO 097-50000-19
                                          55 WATER STREET,32ND FLOOR
                                          NEW YORK NY 10041

        OTC       1240678.94      31.32   NATIONWIDE TRUST COMPANY, FSB
                                          C/O: IPO PORTFOLIO ACCOUNTING
                                          P.O. BOX 182029
                                          COLUMBUS, OH 43218-2029

        OTC        469556.74      11.85   NATIONAL INVESTOR SERVICES
                                          FBO 097-50000-19
                                          55 WATER STREET,32ND FLOOR
                                          NEW YORK NY 10041

                               Percentage
                   Number of     of Fund          Name and Address of
Class     Fund       Shares       Shares           Beneficial Owner
------- -------- ------------- ----------- --------------------------------
        Arktos       75500.19      17.94   SOUTHERN FAMILY INSURANCE CO
                                           ATTN CHARLES POE
                                           302 KNIGHTS RUN AVENUE
                                           TAMPA, FL 33602

        Arktos       37750.09       8.97   ATLANTIC PREFERRED INSURANCE CO
                                           ATTN CHARLES POE
                                           302 KNIGHTS RUN AVENUE
                                           TAMPA, FL 33607

        Arktos       97147.60      23.08   FTC & CO
                                           Account # 00266
                                           DATALYNX
                                           PO BOX 173736
                                           DENVER, CO 80217-3736

        Energy       70779.99      12.75   NATIONWIDE TRUST COMPANY, FSB
                                           C/O: IPO PORTFOLIO ACCOUNTING
                                           P.O. BOX 182029
                                           COLUMBUS, OH 43218-2029

        Energy       90742.58      16.34   NATIONAL FINANCIAL SVCS CORP
                                           FOR EXCLUSIVE BENEFIT OF OUR
                                           CUSTOMERS
                                           RUSS LENNON
                                           200 LIBERTY STREET
                                           NEW YORK, NY 10281

                                            Percentage
                               Number of     of Fund         Name and Address of
Class           Fund             Shares       Shares          Beneficial Owner
------- -------------------- ------------- ----------- ------------------------------
        Energy                   75748.05      13.64   TRUST COMPANY OF AMERICA
                                                       FBO: 75
                                                       P O BOX 6503
                                                       ENGLEWOOD, CO 80112

        Financial Services      858278.73      23.52   NATIONWIDE TRUST COMPANY, FSB
                                                       C/O: IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

        Financial Services     1928179.45      52.84   GE Financial Trust /B/O
                                                       OMNIBUS/CENTURION CAPITAL
                                                       MANAGMENT
                                                       3200 N CENTRAL AVENUE
                                                       6TH FLOOR
                                                       PHOENIX, AZ 85012

        Financial Services      228584.81       6.26   TRUST COMPANY OF AMERICA
                                                       FBO: 75
                                                       P O BOX 6503
                                                       ENGLEWOOD, CO 80112

        Health Care             780265.15      33.28   NATIONWIDE TRUST COMPANY, FSB
                                                       C/O: IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

                                             Percentage
                               Number of      of Fund         Name and Address of
Class           Fund             Shares        Shares          Beneficial Owner
------- ------------------- --------------- ----------- ------------------------------
        Health Care             1032880.76      44.05   GE Financial Trust /B/O
                                                        OMNIBUS/CENTURION CAPITAL
                                                        MANAGMENT
                                                        3200 N CENTRAL AVENUE
                                                        6TH FLOOR
                                                        PHOENIX, AZ 85012

        Health Care              139483.50       5.95   NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON

        Technology              1442921.66      85.30   GE Financial Trust /B/O
                                                        OMNIBUS/CENTURION CAPITAL
                                                        MANAGMENT
                                                        3200 N CENTRAL AVENUE
                                                        6TH FLOOR
                                                        PHOENIX, AZ 85012

        Basic Materials          112585.73      55.78   NATIONWIDE TRUST COMPANY, FSB
                                                        C/O: IPO PORTFOLIO ACCOUNTING

        Consumer Products        565036.85      91.64   GE Financial Trust /B/O
                                                        OMNIBUS/CENTURION CAPITAL
                                                        MANAGMENT
                                                        3200 N CENTRAL AVENUE
                                                        6TH FLOOR
                                                        PHOENIX, AZ 85012

                                   Percentage
                       Number of     of Fund         Name and Address of
Class       Fund        Shares        Shares          Beneficial Owner
------- ----------- -------------- ----------- ------------------------------
        Leisure         540289.85      50.76   NATIONWIDE TRUST COMPANY, FSB
                                               C/O: IPO PORTFOLIO ACCOUNTING
                                               P.O. BOX 182029
                                               COLUMBUS, OH 43218-2029

        Leisure         163660.98      15.38   GE Financial Trust /B/O
                                               OMNIBUS/CENTURION CAPITAL
                                               MANAGMENT
                                               3200 N CENTRAL AVENUE
                                               6TH FLOOR
                                               PHOENIX, AZ 85012

        Leisure         157695.97      14.81   NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281

        Retailing      1712165.63      59.44   NATIONWIDE TRUST COMPANY, FSB
                                               C/O: IPO PORTFOLIO ACCOUNTING
                                               P.O. BOX 182029
                                               COLUMBUS, OH 43218-2029

                                              Percentage
                                Number of      of Fund        Name and Address of
Class           Fund              Shares        Shares          Beneficial Owner
------- -------------------- --------------- ----------- -----------------------------
        Retailing                1040623.59      36.13   GE Financial Trust /B/O
                                                         OMNIBUS/CENTURION CAPITAL
                                                         MANAGMENT
                                                         3200 N CENTRAL AVENUE
                                                         6TH FLOOR
                                                         PHOENIX, AZ 85012

        Telecommunications        129370.77      19.12   FTC & CO
                                                         Account # 00216
                                                         DATALYNX
                                                         PO BOX 173736
                                                         DENVER, CO 80217-3736-3736

        Telecommunications        313597.46      46.36   NATIONAL FINANCIAL SVCS CORP
                                                         FOR EXCLUSIVE BENEFIT OF OUR
                                                         CUSTOMERS
                                                         RUSS LENNON
                                                         200 LIBERTY STREET
                                                         NEW YORK, NY 10281

        Telecommunications         53491.22       7.91   TRUST COMPANY OF AMERICA
                                                         FBO: 75
                                                         P O BOX 6503
                                                         ENGLEWOOD, CO 80112

                                      Percentage
                          Number of    of Fund           Name and Address of
Class         Fund          Shares      Shares            Beneficial Owner
------- ---------------- ----------- ----------- ----------------------------------
        Transportation      1054.23       7.34   A G EDWARDS & SONS INC C/F
                                                 JOHN G BENT
                                                 ROLLOVER IRA ACCOUNT
                                                 A/C 0370-224897
                                                 ONE NORTH JEFFERSON-2287

        Transportation      2138.48      14.88   NATIONWIDE TRUST COMPANY, FSB
                                                 C/O: IPO PORTFOLIO ACCOUNTING
                                                 P.O. BOX 182029
                                                 COLUMBUS, OH 43218-2029

        Transportation       755.25       5.26   SKRAP INVESTMENTS LTD PARTNERSHIP
                                                 ATTN DON & PAT PARKS
                                                 7310 N OLD CORNFIELD LANE
                                                 PRESCOTT, AZ 86305

        Transportation      1375.14       9.57   BEAR STEARNS SECURITIES CORP.
                                                 FBO 493-91618-18
                                                 1 METROTECH CENTER NORTH
                                                 BROOKLYN NY 11201-3859-3859

        Transportation       932.38       6.49   CIRCLE TRUST COMPANY
                                                 CUSTODIAN FBO
                                                 FTJFC QUALIFIED OMNIBUS ACCOUNT
                                                 METRO CENTER, ONE STATION PLACE
                                                 STAMFORD, CT 06902

                                          Percentage
                             Number of     of Fund         Name and Address of
Class          Fund           Shares        Shares           Beneficial Owner
------- ----------------- -------------- ----------- -------------------------------
        Energy Services       426535.66      27.17   NATIONWIDE TRUST COMPANY, FSB
                                                     C/O: IPO PORTFOLIO ACCOUNTING
                                                     P.O. BOX 182029
                                                     COLUMBUS, OH 43218-2029

        Energy Services       198951.89      12.67   GE Financial Trust /B/O
                                                     OMNIBUS/CENTURION CAPITAL
                                                     MANAGEMENT

        Energy Services       156152.04       9.95   NATIONAL INVESTOR SERVICES FBO
                                                     097-50000-19
                                                     55 WATER STREET,32ND FLOOR
                                                     NEW YORK, NY 10041

        Energy Services       465846.73      29.67   NATIONAL FINANCIAL SVCS CORP
                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                     CUSTOMERS
                                                     RUSS LENNON

        Banking               100876.06      26.46   NATIONAL FINANCIAL SVCS CORP
                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                     CUSTOMERS
                                                     RUSS LENNON
                                                     200 LIBERTY STREET
                                                     NEW YORK, NY 10281

                                       Percentage
                          Number of     of Fund          Name and Address of
Class         Fund          Shares       Shares           Beneficial Owner
------- --------------- ------------- ----------- --------------------------------
        Banking             30116.65       7.90   TRUSTLYNX & CO
                                                  Account # 00M20
                                                  TRUSTLYNX
                                                  PO BOX 173736
                                                  DENVER,CO 80217-3736

        Biotechnology       35230.00       5.18   UBS FINANCIAL SERVICES INC. FBO
                                                  TSAI FOO CHONG
                                                  84 HUNG TO ROAD 4/FL
                                                  KWUN TONG

        Biotechnology       45106.73       6.63   NATIONWIDE TRUST COMPANY, FSB
                                                  C/O: IPO PORTFOLIO ACCOUNTING
                                                  P.O. BOX 182029
                                                  COLUMBUS, OH 43218-2029

        Biotechnology      120539.08      17.71   NATIONAL INVESTOR SERVICES FBO
                                                  097-50000-19
                                                  55 WATER STREET,32ND FLOOR
                                                  NEW YORK NY 10041

        Biotechnology      147145.65      21.62   NATIONAL FINANCIAL SVCS CORP
                                                  FOR EXCLUSIVE BENEFIT OF OUR
                                                  CUSTOMERS
                                                  RUSS LENNON
                                                  200 LIBERTY STREET
                                                  NEW YORK, NY 10281

                                    Percentage
                        Number of     of Fund          Name and Address of
Class        Fund         Shares       Shares            Beneficial Owner
------- ------------- ------------- ------------ -------------------------------
        Electronics       19290.12       7.40    AMERITRADE INC FBO 1605023241
                                                 PO BOX 2226
                                                 OMAHA, NE 68103-2226

        Electronics       48691.84      18.68    NATIONWIDE TRUST COMPANY, FSB
                                                 C/O: IPO PORTFOLIO ACCOUNTING
                                                 P.O. BOX 182029
                                                 COLUMBUS, OH 43218-2029

        Electronics       22108.34       8.48    NATIONAL INVESTOR SERVICES FBO
                                                 097-50000-19
                                                 55 WATER STREET,32ND FLOOR
                                                 NEW YORK, NY 10041

        Electronics       16168.21       6.20    NATIONAL FINANCIAL SVCS CORP
                                                 FOR EXCLUSIVE BENEFIT OF OUR
                                                 CUSTOMERS
                                                 RUSS LENNON
                                                 200 LIBERTY STREET
                                                 NEW YORK, NY 10281

        Internet         105628.46      44.63    NATIONAL FINANCIAL SVCS CORP
                                                 FOR EXCLUSIVE BENEFIT OF OUR
                                                 CUSTOMERS
                                                 RUSS LENNON
                                                 200 LIBERTY STREET
                                                 NEW YORK, NY 10281

                                            Percentage
                               Number of     of Fund           Name and Address of
Class            Fund            Shares       Shares            Beneficial Owner
--------- ------------------ ------------- ----------- ----------------------------------
          Utilities              45533.93      53.62   NATIONAL INVESTOR SERVICES FBO
                                                       097-50000-19
                                                       55 WATER STREET,32ND FLOOR
                                                       NEW YORK, NY 10041

C-Class   Large-Cap Europe        9572.57       5.05   MCNAUGHTON DEVELOPMENT
                                                       11900 SOUTHWEST HWY
                                                       PALOS PARK, IL 60464

          Large-Cap Japan         4528.41       5.55   DEAN WITTER FOR THE BENEFIT OF
                                                       AJINOMOTO U.S.A INC PENSION PLAN
                                                       PO BOX 250 CHURCH STREET STATION
                                                       NEW YORK, NY 10008-0250

          Large-Cap Japan         9654.56      11.83   RBC DAIN RAUSCHER CUSTODIAN
                                                       SUE B REAMER
                                                       A/C #6713-6336
                                                       INDIVIDUAL RETIREMENT ACCOUNT
                                                       70 CIRCUIT ROAD-1828

          Mekros                105473.15       5.71   CUSTODIAL TRUST COMPANY
                                                       C/F API MULTIPLE INDEX TRUST FUND
                                                       101 CARNEGIE CENTER, 3RD FLR
                                                       ATTN: CAROLINE SAMUEL ACCT/CTRL
                                                       PRINCETON, NJ 08540

                                               Percentage
                                  Number of     of Fund           Name and Address of
Class            Fund              Shares        Shares            Beneficial Owner
------- ---------------------- -------------- ----------- ----------------------------------
        Mekros                     113958.97       6.17   SUMMIT EQUITIES INC, TRUSTEE OF
                                                          COLLATERAL ACCT FBO KENNETH SEGAL
                                                          4 CAMPUS DRIVE
                                                          PARSIPPANY, NJ 07054

        Medius                      32035.04       5.62   TRUST COMPANY OF AMERICA
                                                          FBO 98
                                                          PO BOX 6503
                                                          ENGLEWOOD, CO 80155

        U.S. Government Bond        26174.13       6.43   RBC DAIN RAUSCHER CUSTODIAN
                                                          EDWARD A FAUSTI IRA
                                                          INDIVIDUAL RETIREMENT ACCOUNT
                                                          DTD 8/4/99
                                                          MARIETTA,GA 30067-4749

        U.S. Government Bond        22261.52       5.47   NFSC FEBO # R9H-000736
                                                          NFS/FMTC ROLLOVER IRA
                                                          FBO BURTON D RIGDON
                                                          644 MARK TRAIL
                                                          WOODSTOCK, GA 30188

        Precious Metals             41793.21      11.58   FAHNESTOCK & CO. INC. FBO
                                                          A054437387
                                                          ALAN LEE MITTELSDORF REV TRUST
                                                          125 BROAD STREET
                                                          NEW YORK, NY 10004

                                Percentage
                    Number of     of Fund         Name and Address of
Class     Fund       Shares        Shares          Beneficial Owner
------- -------- -------------- ----------- ------------------------------
        Ursa        186693.44        5.35   FISERV SECURITIES, INC.
                                            FAO 58900014
                                            ATTN: MUTUAL FUNDS
                                            ONE COMMERCE SQUARE
                                            2005 MARKET STREET SUITE 1200
                                            PHILADELPHIA, PA 19103

        OTC         247928.29       10.66   THE JOHN S DELEEUW REV TRUST
                                            JOHN S DELEEUW TTEE
                                            DTD 04/26/02
                                            C/O TIDEWATER TRADING POST
                                            PO BOX 1383
                                            CHESAPEAKE, VA 23327-1383

        OTC         134188.97        5.77   MILLENNIUM TRUST COMPANY LLC
                                            FBO WALLCO WGOII-PS
                                            820 JORIE BLVD
                                            SUITE 420
                                            OAKBROOK, IL 60523

        Arktos      127418.99       16.87   N MATTH INC.
                                            YITZCHOK KAHAN
                                            452 FIFTH AVENUE
                                            NEW YORK, NY 10018

                                            Percentage
                               Number of     of Fund          Name and Address of
Class           Fund             Shares       Shares            Beneficial Owner
------- -------------------- ------------- ----------- ---------------------------------
        Energy                   33931.41       6.99   NFSC FEBO # AK3-292001
                                                       STEVEN PAUL SMITH IRREVOCABLE TR
                                                       CHRISTOPHER G SMITH
                                                       U/A 12/17/93
                                                       PO BOX 291

        Basic Materials           9047.37       5.87   GARY M DENISON (RIRA)
                                                       8796 MULVANEY DR
                                                       SAN DIEGO, CA 92119

        Leisure                   2570.60       8.98   ROBERT E BEHNKEN (IRA)
                                                       475 ARLINGTON RD
                                                       BROOKVILLE, OH 45309

        Telecommunications       20627.06       9.87   NFSC FEBO # AK3-292001
                                                       STEVEN PAUL SMITH IRREVOCABLE TR
                                                       CHRISTOPHER G SMITH
                                                       U/A 12/17/93
                                                       PO BOX 291

        Transportation            1365.71       6.96   A G EDWARDS & SONS INC FBO
                                                       ALICE B PAULS TTEE
                                                       ALICE B PAULS TRUST
                                                       A/C 0087-371301
                                                       ONE NORTH JEFFERSON
                                                       ST LOUIS MO 63103-2287-2287

                                       Percentage
                           Number of    of Fund         Name and Address of
Class          Fund          Shares      Shares          Beneficial Owner
------- ----------------- ----------- ----------- ------------------------------
        Transportation       7684.10      39.18   SHIRLEY J KIRSHNER
                                                  6800 W. CENTRAL AVE G-2
                                                  TOLEDO, OH 43617-1164

        Energy Services     36788.00      10.77   TRUST COMPANY OF AMERICA
                                                  FBO 98
                                                  PO BOX 6503
                                                  ENGLEWOOD, CO 80112

        Energy Services     22830.61       6.68   TRUST COMPANY OF AMERICA CUST
                                                  FBO 98
                                                  PO BOX 6503
                                                  ENGLEWOOD, CO 80155

        Biotechnology       21673.43      11.20   TRUST COMPANY OF AMERICA CUST
                                                  FBO 98
                                                  PO BOX 6503
                                                  ENGLEWOOD, CO 80155

        Internet             4380.14      10.44   WEDBUSH MORGAN SECURITIES
                                                  A/C 1463-9222
                                                  1000 WILSHIRE BLVD.
                                                  LOS ANGELES, CA 90017

                                             Percentage
                                Number of     of Fund           Name and Address of
Class            Fund            Shares        Shares            Beneficial Owner
--------- ------------------ -------------- ----------- ----------------------------------
          Core Equity             87915.68       5.15   RBC DAIN RAUSCHER CUSTODIAN
                                                        WILLIAM R GREENE A/C #3556-4083
                                                        SEGREGATED ROLLOVER/IRA
                                                        2227 EDGEWOOD DRIVE-9502

H-Class   Large-Cap Europe      1477400.29      37.63   NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON
                                                        200 LIBERTY STREET
                                                        NEW YORK, NY 10281-9999

          Large-Cap Europe       419449.65      10.68   FTC & CO
                                                        Account # 00040
                                                        DATALYNX
                                                        PO BOX 173736
                                                        DENVER, CO 80217-3736

          Large-Cap Japan         97369.95       7.17   MERRILL LYNCH FENNER & SMITH
                                                        FINANCIAL DATA SERVICES
                                                        4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                        JACKSONVILLE, FL 32246

                                         Percentage
                            Number of     of Fund         Name and Address of
Class          Fund           Shares       Shares           Beneficial Owner
------- ----------------- ------------- ----------- -------------------------------
        Large-Cap Japan       88786.42       6.54   SCHWAB
                                                    SPECIAL CUSTODY ACCOUNT--REINV
                                                    FOR BENEFIT OF CUSTOMERS
                                                    ATTN: MUTUAL FUNDS TEAM E
                                                    101 MONTGOMERY STREET
                                                    SAN FRANCISCO, CA 94104-4122

        Large-Cap Japan      256042.76      18.86   NATIONAL FINANCIAL SVCS CORP
                                                    FOR EXCLUSIVE BENEFIT OF OUR
                                                    CUSTOMERS
                                                    RUSS LENNON
                                                    200 LIBERTY STREET
                                                    NEW YORK, NY 10281-9999

        Mekros               550424.71       7.12   NATIONWIDE TRUST COMPANY, FSB
                                                    C/O: IPO PORTFOLIO ACCOUNTING
                                                    P.O. BOX 182029
                                                    COLUMBUS, OH 43218-2029

        Mekros               551231.10       7.13   SCHWAB
                                                    SPECIAL CUSTODY ACCOUNT--REINV
                                                    FOR BENEFIT OF CUSTOMERS
                                                    ATTN: MUTUAL FUNDS TEAM E
                                                    101 MONTGOMERY STREET
                                                    SAN FRANCISCO, CA 94104-4122

                                   Percentage
                    Number of      of Fund         Name and Address of
Class     Fund        Shares        Shares           Beneficial Owner
------- -------- --------------- ----------- -------------------------------
        Mekros       1353630.04      17.50   NATIONAL FINANCIAL SVCS CORP
                                             FOR EXCLUSIVE BENEFIT OF OUR
                                             CUSTOMERS
                                             RUSS LENNON
                                             200 LIBERTY STREET
                                             NEW YORK, NY 10281-9999

        Medius        550647.74      14.67   NATIONWIDE TRUST COMPANY, FSB
                                             C/O: IPO PORTFOLIO ACCOUNTING
                                             P.O. BOX 182029
                                             COLUMBUS, OH 43218-2029

        Medius        287638.81       7.66   SCHWAB
                                             SPECIAL CUSTODY ACCOUNT--REINV
                                             FOR BENEFIT OF CUSTOMERS
                                             ATTN: MUTUAL FUNDS TEAM E
                                             101 MONTGOMERY STREET
                                             SAN FRANCISCO, CA 94104-4122

        Medius        766177.68      20.42   NATIONAL FINANCIAL SVCS CORP
                                             FOR EXCLUSIVE BENEFIT OF OUR
                                             CUSTOMERS
                                             RUSS LENNON
                                             200 LIBERTY STREET
                                             NEW YORK, NY 10281-9999

                                      Percentage
                         Number of     of Fund           Name and Address of
Class        Fund         Shares        Shares            Beneficial Owner
------- ------------- -------------- ----------- ----------------------------------
        Medius            212692.59       5.67   FTC & CO
                                                 Account # 00040
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER, CO 80217-3736

        Titan 500        1384813.70      14.73   SCHWAB
                                                 SPECIAL CUSTODY ACCOUNT--REINV
                                                 FOR BENEFIT OF CUSTOMERS
                                                 ATTN: MUTUAL FUNDS TEAM E
                                                 101 MONTGOMERY STREET
                                                 SAN FRANCISCO, CA 94104-4122

        Titan 500        1568024.53      16.67   NATIONAL FINANCIAL SVCS CORP
                                                 FOR EXCLUSIVE BENEFIT OF OUR
                                                 CUSTOMERS
                                                 RUSS LENNON
                                                 200 LIBERTY STREET
                                                 NEW YORK, NY 10281-9999

        Tempest 500       447576.47       7.68   MERRILL LYNCH FENNER & SMITH
                                                 FINANCIAL DATA SERVICES
                                                 4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                 JACKSONVILLE, FL 32246

                                        Percentage
                          Number of      of Fund         Name and Address of
Class        Fund           Shares        Shares           Beneficial Owner
------- -------------- --------------- ----------- -------------------------------
        Tempest 500        1042670.03      17.89   SCHWAB
                                                   SPECIAL CUSTODY ACCOUNT--REINV
                                                   FOR BENEFIT OF CUSTOMERS
                                                   ATTN: MUTUAL FUNDS TEAM E
                                                   101 MONTGOMERY STREET
                                                   SAN FRANCISCO, CA 94104-4122

        Tempest 500         851302.04      14.61   NATIONAL FINANCIAL SVCS CORP
                                                   FOR EXCLUSIVE BENEFIT OF OUR
                                                   CUSTOMERS
                                                   RUSS LENNON
                                                   200 LIBERTY STREET
                                                   NEW YORK, NY 10281-9999

        Tempest 500         399348.62       6.85   NATIONAL INVESTOR SERVICES FBO
                                                   097-50000-19
                                                   55 WATER STREET,32ND FLOOR
                                                   NEW YORK NY 10041

        Velocity 100       4279002.90      15.77   SCHWAB
                                                   SPECIAL CUSTODY ACCOUNT--REINV
                                                   FOR BENEFIT OF CUSTOMERS
                                                   ATTN: MUTUAL FUNDS TEAM E
                                                   101 MONTGOMERY STREET
                                                   SAN FRANCISCO, CA 94104-4122

                                        Percentage
                          Number of      of Fund         Name and Address of
Class        Fund           Shares        Shares           Beneficial Owner
------- -------------- --------------- ----------- -------------------------------
        Velocity 100       4163844.84      15.35   NATIONAL FINANCIAL SVCS CORP
                                                   FOR EXCLUSIVE BENEFIT OF OUR
                                                   CUSTOMERS
                                                   RUSS LENNON
                                                   200 LIBERTY STREET
                                                   NEW YORK, NY 10281-9999

        Velocity 100       1719158.09       6.34   NATIONAL INVESTOR SERVICES
                                                   FBO
                                                   097-50000-19
                                                   55 WATER STREET,32ND FLOOR
                                                   NEW YORK NY 10041

        Venture 100        2204927.40      15.94   SCHWAB
                                                   SPECIAL CUSTODY ACCOUNT--REINV
                                                   FOR BENEFIT OF CUSTOMERS
                                                   ATTN: MUTUAL FUNDS TEAM E
                                                   101 MONTGOMERY STREET
                                                   SAN FRANCISCO, CA 94104-4122

        Venture 100        2175338.95      15.73   NATIONAL FINANCIAL SVCS CORP
                                                   FOR EXCLUSIVE BENEFIT OF OUR
                                                   CUSTOMERS
                                                   RUSS LENNON

                                          Percentage
                             Number of     of Fund         Name and Address of
Class          Fund           Shares        Shares           Beneficial Owner
------- ----------------- -------------- ----------- -------------------------------
        Venture 100           759144.98       5.49   NATIONAL INVESTOR SERVICES FBO
                                                     097-50000-19
                                                     55 WATER STREET,32ND FLOOR
                                                     NEW YORK NY 10041

        Sector Rotation      1376272.93      17.75   SCHWAB
                                                     SPECIAL CUSTODY ACCOUNT--REINV
                                                     FOR BENEFIT OF CUSTOMERS
                                                     ATTN: MUTUAL FUNDS TEAM E
                                                     101 MONTGOMERY STREET
                                                     SAN FRANCISCO, CA 94104-4122

        Sector Rotation       853466.86      11.01   NATIONAL FINANCIAL SVCS CORP
                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                     CUSTOMERS
                                                     RUSS LENNON
                                                     200 LIBERTY STREET
                                                     NEW YORK, NY 10281-9999

        Sector Rotation       398335.26       5.14   NATIONAL INVESTOR SERVICES FBO
                                                     097-50000-19
                                                     55 WATER STREET,32ND FLOOR
                                                     NEW YORK NY 10041

                                          Percentage
                             Number of     of Fund         Name and Address of
Class          Fund           Shares        Shares           Beneficial Owner
------- ----------------- -------------- ----------- -------------------------------
        Core Equity           270084.13       7.60   SCHWAB
                                                     SPECIAL CUSTODY ACCOUNT--REINV
                                                     FOR BENEFIT OF CUSTOMERS
                                                     ATTN: MUTUAL FUNDS TEAM E
                                                     101 MONTGOMERY STREET
                                                     SAN FRANCISCO, CA 94104-4122

        Core Equity           191945.48       5.40   NATIONAL FINANCIAL SVCS CORP
                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                     CUSTOMERS
                                                     RUSS LENNON
                                                     200 LIBERTY STREET
                                                     NEW YORK, NY 10281-9999

        Core Equity           236357.57       6.65   NATIONAL INVESTOR SERVICES FBO
                                                     097-50000-19
                                                     55 WATER STREET,32ND FLOOR
                                                     NEW YORK NY 10041


                                                              Percentage
                                                  Number of    of Fund         Name and Address of
Class                        Fund                  Shares       Shares           Beneficial Owner
--------------- ------------------------------ -------------- ----------- -------------------------------
Institutional   U.S. Government Money Market     50000000.00     100.00   BROWN BROTHERS HARRIMAN & CO
Class                                                                     525 WASHINGTON BLVD
                                                                          JERSEY CITY, NJ 07310

Investor        U.S. Government Money Market     61046033.10       5.75   NATIONAL FINANCIAL SVCS CORP
Class                                                                     FOR EXCLUSIVE BENEFIT OF OUR
                                                                          CUSTOMERS
                                                                          RUSS LENNON
                                                                          200 LIBERTY STREET
                                                                          NEW YORK, NY 10281-9999

                U.S. Government Bond              2088321.26      43.60   NATIONAL FINANCIAL SVCS CORP
                                                                          FOR EXCLUSIVE BENEFIT OF OUR
                                                                          CUSTOMERS
                                                                          RUSS LENNON
                                                                          200 LIBERTY STREET
                                                                          NEW YORK, NY 10281-9999

                U.S. Government Bond               412394.19       8.61   RSBCO & CO
                                                                          ATTN: OPERATIONS
                                                                          107 N TRENTON ST
                                                                          RUSTON LA 71270-4321

                               Percentage
                  Number of      of Fund           Name and Address of
Class    Fund       Shares        Shares            Beneficial Owner
------- ------ --------------- ----------- ----------------------------------
        Juno       2090792.13       5.61   MERRILL LYNCH FENNER & SMITH
                                           FINANCIAL DATA SERVICES
                                           4800 DEER LAKE DRIVE E, 3RD FLOOR
                                           JACKSONVILLE, FL 32246

        Juno       8539678.11      22.91   SCHWAB
                                           SPECIAL CUSTODY ACCOUNT--REINV
                                           FOR BENEFIT OF CUSTOMERS
                                           ATTN: MUTUAL FUNDS TEAM E
                                           101 MONTGOMERY STREET
                                           SAN FRANCISCO, CA 94104-4122

        Juno       6568987.98      17.63   NATIONAL FINANCIAL SVCS CORP
                                           FOR EXCLUSIVE BENEFIT OF OUR
                                           CUSTOMERS
                                           RUSS LENNON
                                           200 LIBERTY STREET
                                           NEW YORK, NY 10281-9999

        Nova       1118987.93      12.00   SCHWAB
                                           SPECIAL CUSTODY ACCOUNT--REINV
                                           FOR BENEFIT OF CUSTOMERS
                                           ATTN: MUTUAL FUNDS TEAM E
                                           101 MONTGOMERY STREET
                                           SAN FRANCISCO, CA 94104-4122

                                           Percentage
                             Number of      of Fund         Name and Address of
Class          Fund            Shares        Shares           Beneficial Owner
------- ----------------- --------------- ----------- -------------------------------
        Nova                  1869075.56      20.05   NATIONAL FINANCIAL SVCS CORP
                                                      FOR EXCLUSIVE BENEFIT OF OUR
                                                      CUSTOMERS
                                                      RUSS LENNON
                                                      200 LIBERTY STREET
                                                      NEW YORK, NY 10281-9999

        Nova                   527286.52       5.66   NATIONAL INVESTOR SERVICES FBO
                                                      097-50000-19
                                                      55 WATER STREET,32ND FLOOR
                                                      NEW YORK NY 10041

        Precious Metals        915666.43      18.86   NATIONAL FINANCIAL SVCS CORP
                                                      FOR EXCLUSIVE BENEFIT OF OUR
                                                      CUSTOMERS
                                                      RUSS LENNON
                                                      200 LIBERTY STREET
                                                      NEW YORK, NY 10281-9999

        Precious Metals        710517.48      14.63   NATIONAL INVESTOR SERVICES FBO
                                                      097-50000-19
                                                      55 WATER STREET,32ND FLOOR
                                                      NEW YORK NY 10041

                               Percentage
                  Number of      of Fund         Name and Address of
Class    Fund       Shares       Shares           Beneficial Owner
------- ------ --------------- ----------- -------------------------------
        Ursa       6989713.89      22.11   SCHWAB
                                           SPECIAL CUSTODY ACCOUNT--REINV
                                           FOR BENEFIT OF CUSTOMERS
                                           ATTN: MUTUAL FUNDS TEAM E
                                           101 MONTGOMERY STREET
                                           SAN FRANCISCO, CA 94104-4122

        Ursa       5252491.21      16.61   NATIONAL FINANCIAL SVCS CORP
                                           FOR EXCLUSIVE BENEFIT OF OUR
                                           CUSTOMERS
                                           RUSS LENNON
                                           200 LIBERTY STREET
                                           NEW YORK, NY 10281-9999

        OTC       29590482.92      32.42   SCHWAB
                                           SPECIAL CUSTODY ACCOUNT--REINV
                                           FOR BENEFIT OF CUSTOMERS
                                           ATTN: MUTUAL FUNDS TEAM E
                                           101 MONTGOMERY STREET
                                           SAN FRANCISCO, CA 94104-4122

        OTC       15369604.05      16.84   NATIONAL FINANCIAL SVCS CORP
                                           FOR EXCLUSIVE BENEFIT OF OUR
                                           CUSTOMERS
                                           RUSS LENNON
                                           200 LIBERTY STREET
                                           NEW YORK, NY 10281-9999

                                  Percentage
                    Number of      of Fund         Name and Address of
Class     Fund        Shares        Shares           Beneficial Owner
------- -------- --------------- ----------- -------------------------------
        OTC          6375596.64       6.98   GE Financial Trust /B/O
                                             OMNIBUS/CENTURION CAPITAL
                                             MANAGMENT
                                             3200 N CENTRAL AVENUE
                                             6TH FLOOR
                                             PHOENIX, AZ 85012

        Arktos        999723.27      16.87   SCHWAB
                                             SPECIAL CUSTODY ACCOUNT--REINV
                                             FOR BENEFIT OF CUSTOMERS
                                             ATTN: MUTUAL FUNDS TEAM E
                                             101 MONTGOMERY STREET
                                             SAN FRANCISCO, CA 94104-4122

        Arktos       1158023.77      19.54   NATIONAL FINANCIAL SVCS CORP
                                             FOR EXCLUSIVE BENEFIT OF OUR
                                             CUSTOMERS
                                             RUSS LENNON
                                             200 LIBERTY STREET
                                             NEW YORK, NY 10281-9999

        Arktos        398925.64       6.73   NATIONAL INVESTOR SERVICES FBO
                                             097-50000-19
                                             55 WATER STREET,32ND FLOOR
                                             NEW YORK NY 10041

                                              Percentage
                                Number of      of Fund           Name and Address of
Class           Fund              Shares        Shares            Beneficial Owner
------- -------------------- --------------- ----------- ----------------------------------
        Energy                   1881611.28      25.35   SCHWAB
                                                         SPECIAL CUSTODY ACCOUNT--REINV
                                                         FOR BENEFIT OF CUSTOMERS
                                                         ATTN: MUTUAL FUNDS TEAM E
                                                         101 MONTGOMERY STREET
                                                         SAN FRANCISCO, CA 94104-4122

        Energy                   1817841.85      24.49   NATIONAL FINANCIAL SVCS CORP
                                                         FOR EXCLUSIVE BENEFIT OF OUR
                                                         CUSTOMERS
                                                         RUSS LENNON
                                                         200 LIBERTY STREET
                                                         NEW YORK, NY 10281-9999

        Financial Services        115244.50       5.02   MERRILL LYNCH FENNER & SMITH
                                                         FINANCIAL DATA SERVICES
                                                         4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                         JACKSONVILLE, FL 32246

        Financial Services        809847.98      35.26   SCHWAB
                                                         SPECIAL CUSTODY ACCOUNT--REINV
                                                         FOR BENEFIT OF CUSTOMERS
                                                         ATTN: MUTUAL FUNDS TEAM E
                                                         101 MONTGOMERY STREET
                                                         SAN FRANCISCO, CA 94104-4122

                                             Percentage
                                Number of     of Fund         Name and Address of
Class           Fund             Shares        Shares           Beneficial Owner
------- -------------------- -------------- ----------- -------------------------------
        Financial Services     220299.89       9.59     NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON
                                                        200 LIBERTY STREET
                                                        NEW YORK, NY 10281-9999

        Financial Services     300975.40      13.10     FTC & CO
                                                        Account # 00035
                                                        DATALYNX
                                                        PO BOX 173736
                                                        DENVER, CO 80217-3736

        Health Care            641253.47      26.57     SCHWAB
                                                        SPECIAL CUSTODY ACCOUNT--REINV
                                                        FOR BENEFIT OF CUSTOMERS
                                                        ATTN: MUTUAL FUNDS TEAM E
                                                        101 MONTGOMERY STREET
                                                        SAN FRANCISCO, CA 94104-4122

        Health Care            409378.79      16.96     NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON
                                                        200 LIBERTY STREET
                                                        NEW YORK, NY 10281-9999

                                      Percentage
                         Number of     of Fund         Name and Address of
Class        Fund         Shares        Shares           Beneficial Owner
------- ------------- -------------- ----------- -------------------------------
        Health Care     191610.79       7.94     FTC & CO
                                                 Account # 00300
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER CO 80217-3736

        Health Care     161257.36       6.68     FTC & CO
                                                 Account # 00035
                                                 DATALYNX
                                                 PO BOX 173736
                                                 DENVER CO 80217-3736

        Technology      544028.18      34.07     SCHWAB
                                                 SPECIAL CUSTODY ACCOUNT--REINV
                                                 FOR BENEFIT OF CUSTOMERS
                                                 ATTN: MUTUAL FUNDS TEAM E
                                                 101 MONTGOMERY STREET
                                                 SAN FRANCISCO, CA 94104-4122

        Technology      216210.95      13.54     NATIONAL FINANCIAL SVCS CORP
                                                 FOR EXCLUSIVE BENEFIT OF OUR
                                                 CUSTOMERS
                                                 RUSS LENNON
                                                 200 LIBERTY STREET
                                                 NEW YORK, NY 10281-9999

                                         Percentage
                            Number of     of Fund         Name and Address of
Class          Fund           Shares       Shares           Beneficial Owner
------- ----------------- ------------- ----------- -------------------------------
        Basic Materials     89218.05       6.48     SCHWAB
                                                    SPECIAL CUSTODY ACCOUNT--REINV
                                                    FOR BENEFIT OF CUSTOMERS
                                                    ATTN: MUTUAL FUNDS TEAM E
                                                    101 MONTGOMERY STREET
                                                    SAN FRANCISCO, CA 94104-4122

        Basic Materials    112195.58       8.15     NATIONAL FINANCIAL SVCS CORP
                                                    FOR EXCLUSIVE BENEFIT OF OUR
                                                    CUSTOMERS
                                                    RUSS LENNON
                                                    200 LIBERTY STREET
                                                    NEW YORK, NY 10281-9999

        Basic Materials    108004.41       7.85     FTC & CO
                                                    Account # 00292
                                                    DATALYNX
                                                    PO BOX 173736
                                                    DENVER CO 80217-3736-3736

        Basic Materials    191403.85      13.91     FTC & CO
                                                    Account # 00266
                                                    DATALYNX
                                                    PO BOX 173736
                                                    DENVER, CO 80217-3736

                                            Percentage
                               Number of     of Fund         Name and Address of
Class           Fund            Shares        Shares           Beneficial Owner
------- ------------------- -------------- ----------- -------------------------------
        Consumer Products     109933.65       8.19     SCHWAB
                                                       SPECIAL CUSTODY ACCOUNT--REINV
                                                       FOR BENEFIT OF CUSTOMERS
                                                       ATTN: MUTUAL FUNDS TEAM E
                                                       101 MONTGOMERY STREET
                                                       SAN FRANCISCO, CA 94104-4122

        Consumer Products     290813.25      21.66     NATIONAL FINANCIAL SVCS CORP
                                                       FOR EXCLUSIVE BENEFIT OF OUR
                                                       CUSTOMERS
                                                       RUSS LENNON
                                                       200 LIBERTY STREET
                                                       NEW YORK, NY 10281-9999

        Consumer Products     119282.77       8.89     FTC & CO
                                                       Account # 00040
                                                       DATALYNX
                                                       PO BOX 173736
                                                       DENVER CO 80217-3736

        Consumer Products     190340.18      14.18     NATIONAL INVESTOR SERVICES FBO
                                                       097-50000-19
                                                       55 WATER STREET,32ND FLOOR
                                                       NEW YORK NY 10041

        Consumer Products     109965.05       8.19     FTC & CO
                                                       Account # 00300
                                                       DATALYNX

                                           Percentage
                              Number of     of Fund         Name and Address of
Class           Fund            Shares       Shares           Beneficial Owner
------- ------------------- ------------- ----------- -------------------------------
        Consumer Products       80852.26       6.02   FTC & CO
                                                      Account # 00613
                                                      DATALYNX
                                                      PO BOX 173736
                                                      DENVER CO 80217-3736

        Leisure                 33775.88       5.60   SCHWAB
                                                      SPECIAL CUSTODY ACCOUNT--REINV
                                                      FOR BENEFIT OF CUSTOMERS
                                                      ATTN: MUTUAL FUNDS TEAM E
                                                      101 MONTGOMERY STREET
                                                      SAN FRANCISCO, CA 94104-4122

        Leisure                109663.59      18.19   NATIONAL FINANCIAL SVCS CORP
                                                      FOR EXCLUSIVE BENEFIT OF OUR
                                                      CUSTOMERS
                                                      RUSS LENNON
                                                      200 LIBERTY STREET
                                                      NEW YORK, NY 10281-9999

        Leisure                 72956.45      12.10   MESIROW FINANCIAL INC
                                                      A/C 2221-9214
                                                      CAPITAL PRESERVATION FUND LP
                                                      350 NORTH CLARK STREET
                                                      CHICAGO IL 60610-4796

                                   Percentage
                      Number of     of Fund         Name and Address of
Class       Fund        Shares       Shares           Beneficial Owner
------- ----------- ------------- ----------- -------------------------------
        Leisure        36218.76       6.01    MESIROW FINANCIAL INC
                                              A/C 2127-4871
                                              CHARLES C SORSBY
                                              350 NORTH CLARK STREET
                                              CHICAGO IL 60610-4796

        Retailing      46341.78       5.34    ROBERT M SHAW OR
                                              HEIDI E SONEN
                                              1535 MINT SPRINGS ROAD
                                              CROZET, VA 22932

        Retailing      65399.00       7.54    SCHWAB
                                              SPECIAL CUSTODY ACCOUNT--REINV
                                              FOR BENEFIT OF CUSTOMERS
                                              ATTN: MUTUAL FUNDS TEAM E
                                              101 MONTGOMERY STREET
                                              SAN FRANCISCO, CA 94104-4122

        Retailing      88490.97      10.20    NATIONAL FINANCIAL SVCS CORP
                                              FOR EXCLUSIVE BENEFIT OF OUR
                                              CUSTOMERS
                                              RUSS LENNON
                                              200 LIBERTY STREET
                                              NEW YORK, NY 10281-9999

                                            Percentage
                               Number of     of Fund         Name and Address of
Class           Fund             Shares       Shares           Beneficial Owner
------- -------------------- ------------- ----------- -------------------------------
        Retailing                48122.80       5.55   MESIROW FINANCIAL INC
                                                       A/C 8897-3558
                                                       DELAWARE CHARTER GTY TRUST TR
                                                       CHARLES C SORSBY IRA
                                                       350 NORTH CLARK STREET
                                                       CHICAGO IL 60610-4796

        Retailing                85324.23       9.84   MESIROW FINANCIAL INC
                                                       A/C 2221-9214
                                                       CAPITAL PRESERVATION FUND LP
                                                       350 NORTH CLARK STREET
                                                       CHICAGO IL 60610-4796

        Telecommunications      477337.66      24.35   SCHWAB
                                                       SPECIAL CUSTODY ACCOUNT--REINV
                                                       FOR BENEFIT OF CUSTOMERS
                                                       ATTN: MUTUAL FUNDS TEAM E
                                                       101 MONTGOMERY STREET
                                                       SAN FRANCISCO, CA 94104-4122

        Telecommunications      502383.70      25.62   NATIONAL FINANCIAL SVCS CORP
                                                       FOR EXCLUSIVE BENEFIT OF OUR
                                                       CUSTOMERS
                                                       RUSS LENNON
                                                       200 LIBERTY STREET
                                                       NEW YORK, NY 10281-9999

                                             Percentage
                                Number of     of Fund         Name and Address of
Class           Fund             Shares        Shares           Beneficial Owner
------- -------------------- -------------- ----------- -------------------------------
        Telecommunications      117723.51       6.00    TRUST COMPANY OF AMERICA CUST
                                                        FBO 25
                                                        P O BOX 6503
                                                        ENGLEWOOD, CO 80155-6053

        Transportation           37066.47      13.17    NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON
                                                        200 LIBERTY STREET
                                                        NEW YORK, NY 10281-9999

        Energy Services         560985.39      18.04    SCHWAB
                                                        SPECIAL CUSTODY ACCOUNT--REINV
                                                        FOR BENEFIT OF CUSTOMERS
                                                        ATTN: MUTUAL FUNDS TEAM E
                                                        101 MONTGOMERY STREET
                                                        SAN FRANCISCO, CA 94104-4122

        Energy Services         784432.70      25.23    NATIONAL FINANCIAL SVCS CORP
                                                        FOR EXCLUSIVE BENEFIT OF OUR
                                                        CUSTOMERS
                                                        RUSS LENNON
                                                        200 LIBERTY STREET
                                                        NEW YORK, NY 10281-9999

                                  Percentage
                     Number of     of Fund         Name and Address of
Class      Fund       Shares        Shares           Beneficial Owner
------- --------- -------------- ----------- -------------------------------
        Banking      151553.24       9.81    FTC & CO
                                             Account # 00A79
                                             DATALYNX
                                             PO BOX 173736
                                             DENVER CO 80217-3736

        Banking      160881.80      10.41    SCHWAB
                                             SPECIAL CUSTODY ACCOUNT--REINV
                                             FOR BENEFIT OF CUSTOMERS
                                             ATTN: MUTUAL FUNDS TEAM E
                                             101 MONTGOMERY STREET
                                             SAN FRANCISCO, CA 94104-4122

        Banking      245861.50      15.91    NATIONAL FINANCIAL SVCS CORP
                                             FOR EXCLUSIVE BENEFIT OF OUR
                                             CUSTOMERS
                                             RUSS LENNON
                                             200 LIBERTY STREET
                                             NEW YORK, NY 10281-9999

        Banking      275666.67      17.84    FTC & CO
                                             Account # 00155
                                             DATALYNX
                                             PO BOX 173736
                                             DENVER CO 80217-3736

                                         Percentage
                           Number of      of Fund         Name and Address of
Class         Fund           Shares        Shares           Beneficial Owner
------- --------------- --------------- ----------- -------------------------------
        Biotechnology      1975732.72      27.59    SCHWAB
                                                    SPECIAL CUSTODY ACCOUNT--REINV
                                                    FOR BENEFIT OF CUSTOMERS
                                                    ATTN: MUTUAL FUNDS TEAM E
                                                    101 MONTGOMERY STREET
                                                    SAN FRANCISCO, CA 94104-4122

        Biotechnology      2123912.24      29.66    NATIONAL FINANCIAL SVCS CORP
                                                    FOR EXCLUSIVE BENEFIT OF OUR
                                                    CUSTOMERS
                                                    RUSS LENNON
                                                    200 LIBERTY STREET
                                                    NEW YORK, NY 10281-9999

        Electronics         487291.61      12.03    SCHWAB
                                                    SPECIAL CUSTODY ACCOUNT--REINV
                                                    FOR BENEFIT OF CUSTOMERS
                                                    ATTN: MUTUAL FUNDS TEAM E
                                                    101 MONTGOMERY STREET
                                                    SAN FRANCISCO, CA 94104-4122

        Electronics         760244.95      18.76    NATIONAL FINANCIAL SVCS CORP
                                                    FOR EXCLUSIVE BENEFIT OF OUR
                                                    CUSTOMERS
                                                    RUSS LENNON
                                                    200 LIBERTY STREET
                                                    NEW YORK, NY 10281-9999

                                      Percentage
                         Number of     of Fund         Name and Address of
Class        Fund         Shares        Shares           Beneficial Owner
------- ------------- -------------- ----------- -------------------------------
        Electronics      370452.20       9.14    NATIONAL INVESTOR SERVICES FBO
                                                 097-50000-19
                                                 55 WATER STREET,32ND FLOOR
                                                 NEW YORK NY 10041

        Electronics      469459.92      11.59    PECONIC OFFSHORE FND CORP C/O
                                                 FORTIS FUNDS SVCS (CAYMAN) LTD
                                                 PO BOX 2003GT
                                                 GRAND PAVILION COMM CENTRE
                                                 BOUGAINVILLEA WAY 802 W BAY RD
                                                 GRAND CAYMAN,CAYMAN ISLANDS

        Internet          19136.45       5.08    THE DARWIN FUND, L.P.
                                                 C/O DARWIN INC
                                                 32 BAYSHORE DRIVE
                                                 NEWTOWN, PA 18940

        Internet          98825.14      26.23    NATIONAL FINANCIAL SVCS CORP
                                                 FOR EXCLUSIVE BENEFIT OF OUR
                                                 CUSTOMERS
                                                 RUSS LENNON
                                                 200 LIBERTY STREET
                                                 NEW YORK, NY 10281-9999

                                   Percentage
                       Number of     of Fund        Name and Address of
Class       Fund        Shares        Shares          Beneficial Owner
------- ----------- -------------- ----------- -----------------------------
        Utilities     198988.33      23.97     NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Shareholder Proposals

     The Trusts are not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850.


Other Matters

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.


Annual and Semi-Annual Reports to Shareholders

     For a free copy of a Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 1-800-820-0888 or write to the Funds at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.


Other Business

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trusts. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                       Exhibit A


                               ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this _____th day of__________ , 2004 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").


                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1. The Adviser's Services.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage.

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.


         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.


     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. Representations, Warranties and Covenants

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds.

     The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. The Name "Rydex". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. Duration and Termination

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. Certain Definitions. For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                  RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                  By:
                                     -------------------------------------------
                                     Name:  Carl G. Verboncoeur
                                     Title: President


                                  PADCO ADVISORS, INC.

                                  By:
                                     -------------------------------------------
                                     Name:  Carl G. Verboncoeur
                                     Title: Chief Executive Officer

                                   SCHEDULE A
                                     to the
                               ADVISORY AGREEMENT
                              dated , 2004 between
                               RYDEX SERIES FUNDS
                                       and
                              PADCO ADVISORS, INC.

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:


Fund                                Rate
-------------------------------   --------
Nova* .........................   0.75%
Nova Master ...................   0.75%
Ursa* .........................   0.90%
Ursa Master ...................   0.90%
OTC* ..........................   0.75%
OTC Master ....................   0.75%
Arktos* .......................   0.90%
Arktos Master .................   0.90%
Medius* .......................   0.90%
Medius Master .................   0.90%
Mekros ........................   0.90%
U.S. Government Bond ..........   0.50%
Juno* .........................   0.90%
Juno Master ...................   0.90%
Large-Cap Value ...............   0.75%
Large-Cap Growth ..............   0.75%
Mid-Cap Value .................   0.75%
Mid-Cap Growth ................   0.75%
Inverse Mid-Cap ...............   0.90%
Small-Cap Value ...............   0.75%
Small-Cap Growth ..............   0.75%
Inverse Small-Cap .............   0.90%
Large-Cap Europe ..............   0.90%
Large-Cap Japan ...............   0.90%
U.S. Government
    Money Market ..............   0.50%


Fund                                Rate
-------------------------------   --------
Banking .......................   0.85%
Basic Materials ...............   0.85%
Biotechnology .................   0.85%
Consumer Products .............   0.85%
Electronics ...................   0.85%
Energy ........................   0.85%
Energy Services ...............   0.85%
Financial Services ............   0.85%
Health Care ...................   0.85%
Internet ......................   0.85%
Leisure .......................   0.85%
Precious Metals ...............   0.75%
Real Estate ...................   0.85%
Retailing .....................   0.85%
Technology ....................   0.85%
Telecommunications ............   0.85%
Transportation ................   0.85%
Utilities* ....................   0.85%
Utilities Master ..............   0.85%
Sector Rotation ...............   0.90%
Core Equity** .................   0.70%

------------------------

  * The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

** The management fee with respect to the Core Equity Fund (the "Fund") is comprised of a basic fee (the "Basic Fee") at the annual rate of 0.70% of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

    A. Calculating the Performance Adjustment. The performance adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the Russell 3000 Index (the "Index"), as described in paragraph C;

         (ii) Using the Performance Difference calculated under paragraph B(ii) to determine the performance adjustment (the "Performance Adjustment"), as illustrated in paragraph D; and

         (iii) Adding the Performance Adjustment to the Basic Fee to determine the management fee for the applicable month.

    B. Computing the Performance Difference. The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one H-Class Share of the Fund and the performance of the Index over the most recent 12-month period. The performance of one H-Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

    C. Determining the Performance Adjustment. For every 0.0375% in Performance Difference, the Adviser's fee will be adjusted upwards or downwards by 0.01%. The maximum adjustment rate is 0.20% per year, resulting in a minimum possible annual fee of 0.50% and a maximum possible annual fee of 0.90%.

    D. Performance Adjustment Example. The following example illustrates the application of the Performance Adjustment:

For the rolling 12-month    Fund's investment        Index's         Fund's performance
performance period             performance      cumulative change   relative to the Index
-------------------------- ------------------- ------------------- ----------------------
January 1 ................     $ 50.00             100.00
December 31 ..............     $ 55.25             110.20
Absolute change ..........     + $5.25             + $10.20
Actual change ............     + 10.50%            + 10.20%               +0.30%

     Based on these assumptions, the Fund calculates the Adviser's management fee rate for the month-ended December 31 as follows:

    o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

    o The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

    o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

    o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

     Performance Periods. For the period from July 1, 2003 through May 31, 2004, the Adviser will be paid at the Base Rate, without regard to any Performance Adjustment. For the month ending June 30, 2004, the Adviser will begin applying the Performance Adjustment as described herein, based upon the performance of the Fund relative to the performance of the Index during the 12-month period from July 1, 2003 through June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

     Changes to the "Index" or the "Class". The Trustees have initially designated the Russell 3000 Index and the H-Class Shares as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, to the extent permitted by the 1940 Act, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Trust representing interests in the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Adviser, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Class of shares previously designated.

                                                                       Exhibit B


                               ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this _____th day of__________, 2004 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").


                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1. The Adviser's Services.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.


     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. Representations, Warranties and Covenants

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. The Name "Rydex". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the

Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. Duration and Termination

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. Certain Definitions. For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the

Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



                                  RYDEX DYNAMIC FUNDS, on behalf of each Fund listed on Schedule A

                                  By:
                                     -------------------------------------------
                                     Name: Carl G. Verboncoeur
                                     Title:  President


                                  PADCO ADVISORS, INC.

                                  By:
                                     -------------------------------------------
                                     Name: Carl G. Verboncoeur
                                     Title:  Chief Executive Officer

                                                                       Exhibit E


                                   SCHEDULE A
                                     to the
                               ADVISORY AGREEMENT
                        dated __________ __, 2004 between
                               RYDEX DYNAMIC FUNDS
                                       and
                              PADCO ADVISORS, INC.

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund                                                  Rate
------------------------------------------------   ----------
Titan 500* .....................................     0.90%
Titan 500 Master ...............................     0.90%
Tempest 500* ...................................     0.90%
Tempest 500 Master .............................     0.90%
Velocity 100* ..................................     0.90%
Velocity 100 Master ............................     0.90%
Venture 100* ...................................     0.90%
Venture 100 Master .............................     0.90%
Long Dynamic Dow 30* ...........................     0.90%
Long Dynamic Dow 30 Master .....................     0.90%
Inverse Dynamic Dow 30* ........................     0.90%
Inverse Dynamic Dow 30 Master ..................     0.90%

-----------

* The fee will be reduced to 0.00% for any period during which the Fund invests through a master-feeder structure.

RYDEX                      [LOGO] ezVote(SM) Consolidated Proxy Card
P.O. BOX 9132              The top half of this form is your EzVote Consolidated
HINGHAM, MA 02043-9132     Proxy Card. It reflects all of your accounts
                           registered to the same Social Security or Tax I.D.
                           number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

 ---------------------          ------------------------------------------
  XXX XXX XXX XXX XX   <-----     EVERY SHAREHOLDER'S VOTE IS IMPORTANT
 ---------------------                PLEASE VOTE YOUR PROXY...TODAY
                                ------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                        SPECIAL MEETING OF SHAREHOLDERS
            APRIL 30, 2004 - 4:30 P.M. EASTERN TIME (THE "MEETING")

The undersigned appoints Joanna Haigney, Nick Bonos and Mike Byrum, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Rydex Funds (the "Funds") held by the undersigned on March 2, 2004, at the Meeting, to be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 at 4:30 P.M. Eastern Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 8, 2004.

                [ARROW GRAPHIC]    IF YOU ARE NOT VOTING BY PHONE OR INTERNET
                                          PLEASE VOTE, DATE AND SIGN,
                                      AND PROMPTLY RETURN THIS PROXY CARD
                                       IN THE ENCLOSED ENVELOPE PROVIDED.

                                       Dated:
                                             ----------------------------

                                ------------------------------------------------


                                ------------------------------------------------
                                Signature(s)                   (Sign in the Box)

                                Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

[ARROW GRAPHIC]                            [ARROW GRAPHIC]   RYDEX SER/DY MBD EZ

      [ARROW] DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW. [ARROW]


                                 VOTING OPTIONS

-----------------------------------------------------------------------------------------------------------
TO VOTE BY TELEPHONE               TO VOTE BY INTERNET                TO VOTE BY MAIL

1) Read the proxy statement        1) Read the proxy statement        1) Read the proxy statement.
   and have this proxy card           and have the proxy card         2) Check the appropriate boxes on
   at hand.                           at hand.                           the reverse side.
2) Call 1-888-221-0697.            2) Go to www.proxyweb.com          3) Sign and date proxy card.
3) Follow the simple               3) Follow the simple directions.   4) Return the proxy card in the
   instructions.                                                          envelope provided.
-----------------------------------------------------------------------------------------------------------


If you vote by phone or on the Internet, please do not return your proxy card.


[GRAPHIC: STOP SIGN] IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD        INDIVIDUAL BALLOTS
                     ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON
                     THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.         On the reverse side of this form (and on accompanying
                                                                          pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each
                                                                          of these accounts separately, sign in the signature box
                                                                          below, mark each individual ballot to indicate your vote,
                                                                          detach the form at the perforation above and return the
                                                                          individual ballots portion only.

                                                                          NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

                                                                          [ARROW GRAPHIC]  SIGN BELOW ONLY IF YOU ARE VOTING
                                                                                               EACH ACCOUNT SEPARATELY.

                                                                                Dated:
                                                                                      ---------------------------------
                                                                          ----------------------------------------------------------


                                                                          ----------------------------------------------------------
                                                                          Signature(s)                             (Sign in the Box)


                                                                          Please sign exactly as your name or names appear to the
                                                                          left. When shares are held by joint tenants, both should
                                                                          sign. When signing as attorney, executor, administrator,
                                                                          trustee, guardian or in any other representative capacity, please give full title as such. If signing for a
                                                                          corporation, please sign in full corporate name by
                                                                          authorized person. If a partnership, please sign in
                                                                          partnership name by authorized person.

[ARROW GRAPHIC]                                                                             [ARROW GRAPHIC]     RYDEX SER/DY MBD IND

Please refer to the Proxy Statement discussion of each of these matters.        [LOGO] ezVote(SM) Consolidated Proxy Card
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:

          [ARROW GRAPHIC]      Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]      [ARROW GRAPHIC]
                               PLEASE DO NOT USE FINE POINT PENS.

                                                                                        FOR all nominees
                                                                                        listed (except as             WITHHOLD
                                                                                          noted to the              authority to
                                                                                        contrary at left)      vote for all nominees

1. Consider and vote on the following as trustees of the Trust:
   (01) Corey A. Colehour (02) J. Kenneth Dalton (03) John O. Demaret
   (04) Patrick T. McCarville (05) Roger Somers and (06) Carl G. Verboncoeur                  [ ]                        [ ]

   -----------------------------------------------------------------------------
   (Instruction: To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line above.)

                                                                                           FOR         AGAINST         ABSTAIN

2. Approve a new investment advisory agreement between Rydex Series Funds and              [ ]           [ ]             [ ]
   PADCO Advisors, Inc. (Series Funds Only)

3. Approve a new investment advisory agreement between Rydex Dynamic Funds and             [ ]           [ ]             [ ]
   PADCO Advisors, Inc. (Dynamic Funds Only)

4. Approve the change of investment objective from a fundamental to a non-fundamental policy for each of the following Funds:
   4(a) Nova Fund                                                                          [ ]           [ ]             [ ]
   4(b) Ursa Fund                                                                          [ ]           [ ]             [ ]
   4(c) OTC Fund                                                                           [ ]           [ ]             [ ]
   4(d) US Government Bond Fund                                                            [ ]           [ ]             [ ]
   4(e) Juno Fund                                                                          [ ]           [ ]             [ ]

5. Any other business properly brought before the Meeting.


                          PLEASE SIGN ON REVERSE SIDE

[ARROW GRAPHIC]              RYDEX SER/DY MBD EZ                 [ARROW GRAPHIC]

      [ARROW] DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW. [ARROW]

                              [GRAPHIC: STOP SIGN]

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL
                                    BALLOTS.

 IF YOU RETURN BOTH THE CONSOLIDATED PROXY CARD AND THE INDIVIDUAL BALLOTS, WE
              WILL CAST THE INDIVIDUAL BALLOTS AS YOUR PROXY VOTE.


------------------------------------------------------        ------------------------------------------------------
XXX XXXXXXXXXX XXX                                            XXX XXXXXXXXXX XXX

ACCOUNT REGISTRATION  -------------------------               ACCOUNT REGISTRATION  -------------------------
PRINTS HERE                                    [ARROW]        PRINTS HERE                                    [ARROW]
                      -------------------------                                     -------------------------
FUND NAME PRINTS HERE                                         FUND NAME PRINTS HERE

                     FOR all nominees       WITHHOLD                               FOR all nominees       WITHHOLD
                     listed (except as    authority to                             listed (except as    authority to
                       noted to the       vote for all                               noted to the       vote for all
                     contrary at left)      nominees                               contrary at left)      nominees

1. Election of Trustees:   [  ]               [  ]            1. Election of Trustees:   [  ]               [  ]
   (01) Colehour                                                 (01) Colehour
   (02) Dalton                                                   (02) Dalton
   (03) Demaret                                                  (03) Demaret
   (04) McCarville                                               (04) McCarville
   (05) Somers and                                               (05) Somers and
   (06) Verboncoeur                                              (06) Verboncoeur

** EXCEPT#                                                    ** EXCEPT#
          --------------------------------                              --------------------------------

                             FOR    AGAINST   ABSTAIN                                      FOR    AGAINST   ABSTAIN

2. Advisory Agreement -                                       2. Advisory Agreement -
   Series Funds Only         [ ]      [ ]        [ ]             Series Funds Only         [ ]      [ ]        [ ]

3. Advisory Agreement -                                       3. Advisory Agreement -
   Dynamics Funds Only       [ ]      [ ]        [ ]             Dynamics Funds Only       [ ]      [ ]        [ ]

4a. Investment Objective -                                    4a. Investment Objective -
    Nova Fund Only           [ ]      [ ]        [ ]              Nova Fund Only           [ ]      [ ]        [ ]

4b. Investment Objective -                                    4b. Investment Objective -
    Ursa Fund Only           [ ]      [ ]        [ ]              Ursa Fund Only           [ ]      [ ]        [ ]

4c. Investment Objective -                                    4c. Investment Objective -
    OTC Fund Only            [ ]      [ ]        [ ]              OTC Fund Only            [ ]      [ ]        [ ]

4d. Investment Objective -                                    4d. Investment Objective -
    Bond Fund Only           [ ]      [ ]        [ ]              Bond Fund Only           [ ]      [ ]        [ ]

4e. Investment Objective -                                    4e. Investment Objective -
    Juno Fund Only           [ ]      [ ]        [ ]              Juno Fund Only           [ ]      [ ]        [ ]

                                                            RYDEX SER/DY MBD IND